UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811- 07695
                                                     ----------

                        THE HENNESSY MUTUAL FUNDS, INC.
                        -------------------------------
               (Exact name of registrant as specified in charter)

                         7250 REDWOOD BLVD., SUITE 200
                         -----------------------------
                                NOVATO, CA 94945
                                ----------------
              (Address of principal executive offices) (Zip code)

                                NEIL J. HENNESSY
                                ----------------
                            HENNESSY ADVISORS, INC.
                            -----------------------
                         7250 REDWOOD BLVD., SUITE 200
                         -----------------------------
                                NOVATO, CA 94945
                                ----------------
                    (Name and address of agent for service)

                                  800-966-4354
                                  ------------
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2005
                         ----------------

Date of reporting period: OCTOBER 31, 2005
                          ----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 HENNESSY FUNDS

                                 ANNUAL REPORT

                                OCTOBER 31, 2005

HENNESSY CORNERSTONE GROWTH FUND   (HFCGX)
HENNESSY FOCUS 30 FUND   (HFTFX)
HENNESSY CORNERSTONE VALUE FUND   (HFCVX)
HENNESSY TOTAL RETURN FUND   (HDOGX)
HENNESSY BALANCED FUND   (HBFBX)

(HENNESSY FUNDS LOGO)
FORMULAS FOR SMART INVESTING

CONTENTS

Letter to shareholders                                                       1
Change in value of $10,000 investment                                        6
Summary of investment portfolios
   Hennessy Cornerstone Growth Fund                                         11
   Hennessy Focus 30 Fund                                                   15
   Hennessy Cornerstone Value Fund                                          18
   Hennessy Total Return Fund                                               22
   Hennessy Balanced Fund                                                   25
Financial statements
   Statements of assets and liabilities                                     28
   Statements of operations                                                 30
   Statements of changes in net assets                                      32
Financial highlights
   Hennessy Cornerstone Growth Fund                                         36
   Hennessy Focus 30 Fund                                                   38
   Hennessy Cornerstone Value Fund                                          40
   Hennessy Total Return Fund                                               42
   Hennessy Balanced Fund                                                   44
Statement of cash flows                                                     46
Notes to the financial statements                                           47
Report of Independent Registered Public Accounting Firm                     55
Trustees and Officers of the Funds                                          56
Expense example                                                             62
Proxy voting policy                                                         64

LETTER TO SHAREHOLDERS

                                                                   December 2005
DEAR HENNESSY FUNDS SHAREHOLDER:

While interest rates and inflation have increased during the past year, the Federal Funds rate at 4% and core inflation at 2.1% are in no way cause for alarm, in my opinion. The current economic environment is far better than the era of high inflation we experienced in the late 1970's and early 1980's, yet the market bears look at the Fed's raising of interest rates and current economic indicators and predict doom and gloom. The bears say that the economy is not showing signs of growth and point to recent events, such as terrorism and the hurricanes in the Gulf, to instill a sense of fear among investors. However, these events were not able to take the market down. Instead, we have seen relatively good performance of the market over the twelve months ending October 31, 2005, with the S&P 500 Index returning almost 9%.

   I continue to be a market bull, seeing generally positive economic indicators across the board. Companies have become more lean, meaning that any increase in revenue and profits is falling to the bottom line. With increased earnings, companies are increasing capital expenditures, returning dividends to the shareholders or buying back stock, all of which benefit shareholders. In the coming year I see a good business environment, and I anticipate an increase in corporate earnings in the 10-15% range, which translates into strong market performance over time.

   For the twelve months ending October 31, 2005, the sector that significantly outperformed all others was energy. As oil approached $70 a barrel, energy companies posted record revenues, while those companies that rely on oil were hurt by rising material costs. Higher steel prices drove steel stocks higher, and homebuilders benefited in the past year from the continued demand for housing and low interest rates. Healthcare stocks were mixed, with some companies performing strongly, while others tumbled, including large pharmaceutical stocks. Automakers Ford and GM struggled with higher oil costs, higher medical costs for workers and slower demand for cars, particularly SUV's, both posting significant losses for the past twelve months.

   We are pleased with the performance of our funds over the past year. For the twelve-month period ending October 31, 2005, both the Hennessy Cornerstone Growth Fund and Hennessy Focus 30 Fund significantly outperformed their benchmark indices. For the period, the Hennessy Cornerstone Growth Fund returned 23.17%, versus the S&P 500 Index at 8.72% and the Russell 2000 Index at 12.08%. The Hennessy Focus 30 Fund returned 40.83%, versus the S&P 500 Index at 8.72% and the S&P 400 Midcap Index at 17.65%. For the first time in a number of years small cap stocks did not turn in the highest performance for the year ending October 31st. Instead, mid-cap stocks led the market. Over the past twelve months, the performance of both the Cornerstone Growth Fund and Focus 30 Fund was fueled by the rise in commodity prices, particularly oil and steel, as both Funds had a significant weighting in oil and basic material stocks. Three strong performers in both the Cornerstone Growth and Focus 30 portfolios for the twelve-month period ending October 31, 2005 were Valero, which returned 146%, Tesoro, which returned 102%, and Nucor, which returned 45%. Other strong performing stocks in the Focus 30 Fund were Peabody Energy, which returned 147% in the past twelve months, Consol Energy, which returned 74%, and homebuilder Pulte Homes, which returned 38%. Returns of the Cornerstone Growth Fund were further enhanced by strong performance in the housing and basic materials sectors, led by USG, which returned 164% in the past twelve months, Cleveland Cliffs, which returned 125%, and homebuilders Toll Brothers, which returned 59%, and Meritage, which returned 40%. The Cornerstone Growth Fund also held a number of healthcare stocks, which showed mixed results; twelve month performance for Aetna was 86% and for Sierra Health was 57%, while performance for Molina Health fell -44% and Centene was down -15% for the twelve months ending October 31, 2005.

RETURNS AT A GLANCE (AS OF OCTOBER 31, 2005)

                                             One Year    Five Year     Since
                                            Annualized  Annualized   Inception
                                              Return      Return     (11/1/96)
                                            ----------  ----------   ---------
HENNESSY CORNERSTONE GROWTH FUND (HFCGX)      23.17%      12.25%      16.20%
Russell 2000 Index                            12.08%       6.75%       8.80%
S&P 500 Index                                  8.72%      (1.74%)      7.84%

                                             One Year    Five Year     Since
                                            Annualized  Annualized   Inception
                                              Return      Return     (9/17/03)
                                            ----------  ----------   ---------
HENNESSY FOCUS 30 FUND (HFTFX)                40.83%        n/a       21.49%
S&P 400 Mid-cap Index                         17.65%        n/a       15.86%
S&P 500 Index                                  8.72%        n/a        9.86%

                                             One Year    Five Year     Since
                                            Annualized  Annualized   Inception
                                              Return      Return     (11/1/96)
                                            ----------  ----------   ---------
HENNESSY CORNERSTONE VALUE FUND (HFCVX)        5.69%       6.10%       6.79%
Russell 1000 Index                            10.47%      (1.38%)      8.12%
S&P 500 Index                                  8.72%      (1.74%)      7.84%

                                             One Year    Five Year     Since
                                            Annualized  Annualized   Inception
                                              Return      Return     (7/29/98)
                                            ----------  ----------   ---------
HENNESSY TOTAL RETURN FUND (HDOGX)             3.83%       3.28%       2.73%
Dow Jones Industrial Average                   6.45%       1.07%       4.18%
S&P 500 Index                                  8.72%      (1.74%)      2.52%

                                             One Year    Five Year     Since
                                            Annualized  Annualized   Inception
                                              Return      Return     (3/8/96)
                                            ----------  ----------   ---------
HENNESSY BALANCED FUND (HBFBX)                 1.13%       1.67%       4.28%
Dow Jones Industrial Average                   6.45%       1.07%       8.97%
S&P 500 Index                                  8.72%      (1.74%)      8.63%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.HENNESSYFUNDS.COM. THE FUNDS IMPOSE A 1.5% REDEMPTION FEE ON SHARES HELD FOR LESS THAN THREE MONTHS.

   Though rising commodity prices helped oil and basic material stocks, they significantly hurt manufacturers that rely on these materials. This underperformance in the manufacturing sector helps to explain the underperformance of the Hennessy Cornerstone Value Fund versus its benchmark indices. The Hennessy Cornerstone Value Fund returned 5.69% for the twelve months ending October 31, 2005, while the S&P 500 returned 8.72% and the Russell 1000 returned 10.47% for the same period. The Cornerstone Value Fund had strong performance from stocks Cemex (+85%), Altria Group (+62%), Marathon Oil (+62%) and Kerr-McGee (+46%). However the losses from automakers General Motors (-25%) and Ford (-34%), as well as pharmaceutical companies Pfizer (-23%) Eli Lilly (- 7%), Merck and Bristol Myers Squibb (each -5%), significantly hampered the returns of the Cornerstone Value Fund. Additionally, the underperformance of chemical stocks PPG Industries, which lost 3%, and DuPont, which was flat for the twelve-month period, further contributed to the underperformance of the Cornerstone Value Fund.

   The performance of both the Hennessy Total Return Fund and the Hennessy Balanced Fund was helped by Altria (+62%) and Exxon Mobil Corp., which gained 16% over the twelve-month period. With interest rates rising over the year, yields on the U.S. Treasury securities held in the portfolios had slight increases. However, General Motors' losses significantly hurt the performance of both funds as did the underperformance of Pfizer and Merck (-23% and -5% respectively), Verizon (-16%) and JP Morgan (-2%). The Hennessy Total Return Fund returned 3.83% and the Hennessy Balanced Fund returned 1.13% for the twelve months ending October 31, 2005, both of which underperformed the S&P 500 Index and the Dow Jones Industrial Average, which returned 8.72% and 6.45% respectively for the same period.

   At Hennessy Funds, we continue to adhere to our time-tested investment formulas, not allowing the headlines or market whims to distract us from our long-term goals. And, as always, our first concern is for our shareholders, and we manage our portfolios with your best interest in mind. Thank you for your continued confidence and investment. Should you have any questions or want to speak with us directly, please don't hesitate to call us at (800) 966-4354.

Best regards,

/s/Neil Hennessy

Neil Hennessy
President & Portfolio Manager

Please see the following page for important disclosures.

Past performance does not guarantee future results.

SMALL AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. INVESTMENTS IN FOREIGN SECURITIES INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISK AND DIFFERENCES IN ACCOUNTING METHODS.

THE HENNESSY TOTAL RETURN AND BALANCED FUNDS ARE NON-DIVERSIFIED, MEANING THEY MAY CONCENTRATE THEIR ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND, MAKING IT MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY THAN A DIVERSIFIED FUND.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings are subject to change. Please refer to the Summary of Investment Portfolios within this annual report for additional portfolio information, including percentages of holdings.

The S&P 500, Russell 2000, Russell 1000, S&P 400 Midcap and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The Russell 2000 Index is a recognized small-cap index of 2000 smallest securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization. The Russell 1000 is an unmanaged Index that measures the performance of large-cap U.S. stocks. The S&P 400 Midcap Index is an unmanaged Index that measures the performance of mid-cap U.S. stocks. One cannot invest directly in an index.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice. 12/05

CHANGE IN VALUE OF $10,000 INVESTMENT

                        HENNESSY CORNERSTONE GROWTH FUND

               Hennessy Cornerstone
    Date           Growth Fund           Russell 2000 Index    S&P 500 Index
    ----       --------------------      ------------------    -------------
    11/1/96*<F1>    $10,000.00               $10,000.00          $10,000.00
   10/31/97         $13,424.00               $12,961.00          $13,211.00
   10/31/98         $12,013.14               $11,426.42          $16,116.10
   10/31/99         $15,265.09               $13,125.53          $20,253.10
 10/31/2000         $21,653.54               $15,410.68          $21,486.52
 10/31/2001         $19,628.93               $13,453.52          $16,136.37
 10/31/2002         $22,002.07               $11,896.95          $13,698.17
 10/31/2003         $30,398.06               $17,056.66          $16,547.39
 10/31/2004         $31,337.36               $19,057.40          $18,106.15
 10/31/2005         $38,598.22               $21,359.54          $19,685.01

*<F1>  Inception date

This chart assumes an initial gross investment of $10,000 made on November 1, 1996 (inception). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. The funds impose a 1.5% redemption fee on shares held for less than three months.

                          AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED OCTOBER 31, 2005

                                                               Since Inception
                                       One Year    Five Years      11/1/96
                                       --------    ----------  ---------------
 Hennessy Cornerstone Growth Fund       23.17%       12.25%         16.20%
 Russell 2000 Index                     12.08%        6.75%          8.80%
 S&P 500 Index                           8.72%       (1.74%)         7.84%

RUSSELL 2000 INDEX - An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

CHANGE IN VALUE OF $10,000 INVESTMENT

                             HENNESSY FOCUS 30 FUND

    Date      Hennessy Focus 30 Fund     S&P 500 Index    S&P Midcap 400 Index
    ----      ----------------------     -------------    --------------------
  9/17/2003*<F2>    $10,000.00            $10,000.00           $10,000.00
  9/30/2003          $9,554.00             $9,712.00            $9,725.00
 10/31/2003         $10,445.39            $10,261.70           $10,460.21
  4/30/2004         $10,568.64            $10,905.11           $11,185.10
 10/31/2004         $10,729.29            $11,227.90           $11,614.61
  4/30/2005         $12,573.65            $11,596.17           $12,274.32
 10/31/2005         $15,111.01            $12,207.29           $13,665.00

*<F2>  Inception date

This chart assumes an initial gross investment of $10,000 made on September 17, 2003 (inception). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. The funds impose a 1.5% redemption fee on shares held for less than three months.

                          AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED OCTOBER 31, 2005

                                                         Since Inception
                                         One Year          9/17/03*<F3>
                                         --------        ---------------
 Hennessy Focus 30 Fund                   40.83%              21.49%
 S&P Midcap 400 Index                     17.65%              15.86%
 S&P 500 Index                             8.72%               9.86%

*<F3> On September 17, 2003, the SYM Select Growth Fund merged into the Hennessy Focus 30 Fund. Due to the change in advisor and investment technique, performance is being quoted for the period after the merger.

S&P MIDCAP 400 INDEX - An unmanaged capitalization-weighted index of 400 stocks designed to measure performance of mid-sized companies through changes in the aggregate market value of the 400 stocks which represent all major industries.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

CHANGE IN VALUE OF $10,000 INVESTMENT

                        HENNESSY CORNERSTONE VALUE FUND

                 Hennessy Cornerstone
    Date              Value Fund          Russell 1000 Index    S&P 500 Index
    ----         --------------------     ------------------    -------------
    11/1/96*<F4>      $10,000.00              $10,000.00          $10,000.00
   10/31/97           $10,970.00              $13,198.00          $13,211.00
   10/31/98           $11,836.63              $15,799.33          $16,116.10
   10/31/99           $13,138.66              $19,840.79          $20,253.10
 10/31/2000           $13,434.28              $21,638.37          $21,486.52
 10/31/2001           $13,876.27              $16,003.74          $16,136.37
 10/31/2002           $12,673.19              $13,667.19          $13,698.17
 10/31/2003           $15,182.49              $16,717.71          $16,547.39
 10/31/2004           $17,086.37              $18,277.47          $18,106.15
 10/31/2005           $18,058.59              $20,191.12          $19,685.01

*<F4>  Inception date

This chart assumes an initial gross investment of $10,000 made on November 1, 1996 (inception). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. The funds impose a 1.5% redemption fee on shares held for less than three months.

                          AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED OCTOBER 31, 2005

                                                               Since Inception
                                     One Year     Five Years       11/1/96
                                     --------     ----------   ---------------
 Hennessy Cornerstone Value Fund       5.69%        6.10%           6.79%
 Russell 1000 Index                   10.47%       (1.38%)          8.12%
 S&P 500 Index                         8.72%       (1.74%)          7.84%

RUSSELL 1000 INDEX - An unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the U.S. investable equity market.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

CHANGE IN VALUE OF $10,000 INVESTMENT

                           HENNESSY TOTAL RETURN FUND

                  Hennessy Total           Dow Jones
     Date          Return Fund        Industrial Average      S&P 500 Index
     ----         --------------      ------------------      -------------
     7/29/98*<F5>   $10,000.00            $10,000.00           $10,000.00
    10/31/98        $10,131.00             $9,686.00            $9,804.00
    10/31/99        $10,438.00            $12,295.00           $12,321.00
  10/31/2000        $10,347.00            $12,760.00           $13,071.00
  10/31/2001        $10,110.00            $10,726.00            $9,816.00
  10/31/2002         $9,489.00            $10,128.00            $8,333.00
  10/31/2003        $11,180.00            $12,103.00           $10,066.00
  10/31/2004        $11,709.00            $12,642.00           $11,015.00
  10/31/2005        $12,158.00            $13,458.00           $11,975.00

*<F5>  Inception date

This chart assumes an initial gross investment of $10,000, made on July 29, 1998 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. The funds impose a 1.5% redemption fee on shares held for less than three months.

                          AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED OCTOBER 31, 2005

                                                              Since Inception
                                  One Year      Five Years        7/29/98
                                  --------      ----------    ---------------
 Hennessy Total Return Fund         3.83%          3.28%           2.73%
 Dow Jones Industrial Average       6.45%          1.07%           4.18%
 S&P 500 Index                      8.72%         (1.74%)          2.52%

DOW JONES INDUSTRIAL AVERAGE - The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

CHANGE IN VALUE OF $10,000 INVESTMENT

                             HENNESSY BALANCED FUND

                                              Dow Jones
    Date        Hennessy Balanced Fund    Industrial Average   S&P 500 Index
    ----        ----------------------    ------------------   -------------
     3/8/96*<F6>      $10,000.00              $10,000.00         $10,000.00
    6/30/96           $10,180.00              $10,405.00         $10,658.00
   10/31/96           $10,680.00              $11,164.00         $11,290.00
   10/31/97           $12,140.00              $14,028.00         $14,915.00
   10/31/98           $13,162.00              $16,488.00         $18,195.00
   10/31/99           $13,786.00              $20,929.00         $22,865.00
 10/31/2000           $13,797.00              $21,721.00         $24,258.00
 10/31/2001           $13,771.00              $18,258.00         $18,218.00
 10/31/2002           $13,340.00              $17,239.00         $15,465.00
 10/31/2003           $14,552.00              $20,601.00         $18,682.00
 10/31/2004           $14,821.00              $21,520.00         $20,441.00
 10/31/2005           $14,989.00              $22,908.00         $22,224.00

*<F6>  Inception date

This chart assumes an initial gross investment of $10,000, made on March 8, 1996 (inception). Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. The funds impose a 1.5% redemption fee on shares held for less than three months.

                          AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED OCTOBER 31, 2005

                                                               Since Inception
                                    One Year      Five Years        3/8/96
                                    --------      ----------   ---------------
 Hennessy Balanced Fund              1.13%          1.67%           4.28%
 Dow Jones Industrial Average        6.45%          1.07%           8.97%
 S&P 500 Index                       8.72%         (1.74%)          8.63%

DOW JONES INDUSTRIAL AVERAGE - The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

SUMMARY OF INVESTMENT PORTFOLIOS

The following summaries of investment portfolios are designed to help investors better understand each fund's principal holdings. Each summary is as of October 31, 2005.

                        HENNESSY CORNERSTONE GROWTH FUND
                               (% of Net Assets)

          Consumer Discretionary                                24.83%
          Consumer Staples                                       1.66%
          Energy                                                 7.74%
          Financials                                             2.46%
          Health Care                                            9.10%
          Industrials                                           20.08%
          Information Technology                                 1.59%
          Materials                                             27.57%
          Utilities                                              1.70%
          Short Term Obligations and Other                       3.27%

   TOP TEN HOLDINGS                                         % OF NET ASSETS
   ----------------                                         ---------------
   Valero Energy Corp.                                           4.24%
   Building Material Holding Corp.                               4.06%
   McDermott International, Inc.                                 3.62%
   Tesoro Petroleum Corp.                                        3.50%
   Cleveland-Cliffs, Inc.                                        2.87%
   Consol Energy, Inc.                                           2.71%
   Ipsco, Inc.                                                   2.71%
   USG Corp.                                                     2.68%
   Aetna, Inc.                                                   2.59%
   Sierra Health Services                                        2.49%

COMMON STOCKS - 96.73%                      Number                     % of Net
                                           of Shares        Value       Assets
                                           ---------        -----      --------
CONSUMER DISCRETIONARY - 24.83%
The Black & Decker Corp.                     221,700   $   18,208,221     1.70%
Blount International, Inc.(a)<F7>          1,124,300       17,831,398     1.66%
Bluegreen Corp.(a)<F7>                       987,700       14,983,409     1.40%
Building Material Holding Corp.              511,500       43,482,615     4.06%
Champion Enterprises, Inc.(a)<F7>          1,657,000       22,999,160     2.15%
Genesco, Inc.(a)<F7>                         628,900       23,143,520     2.16%
Meritage Homes Corp.(a)<F7>                  347,600       21,645,052     2.02%
NVR, Inc.(a)<F7>                              25,500       17,480,250     1.63%
Quiksilver, Inc.(a)<F7>                    1,314,900       15,160,797     1.41%
Sears Holding Corp.(a)<F7>                   197,900       23,797,475     2.22%
Toll Brothers, Inc.(a)<F7>                   570,900       21,071,919     1.97%
WESCO International, Inc.(a)<F7>             660,800       26,266,800     2.45%
                                                       --------------   -------
                                                          266,070,616    24.83%

CONSUMER STAPLES - 1.66%
Bunge Ltd.(b)<F8>                            343,500       17,841,390     1.66%

ENERGY - 7.74%
Tesoro Petroleum Corp.                       614,700       37,588,905     3.50%
Valero Energy Corp.                          431,400       45,400,536     4.24%
                                                       --------------   -------
                                                           82,989,441     7.74%

FINANCIALS - 2.46%
Jones Lang LaSalle, Inc.(a)<F7>              523,500       26,321,580     2.46%

HEALTH CARE - 9.10%
Aetna, Inc.                                  314,000       27,807,840     2.59%
Alliance Imaging, Inc.(a)<F7>              1,712,100       11,830,611     1.10%
AMERIGROUP Corp.(a)<F7>                      517,700        8,655,944     0.81%
Centene Corp.(a)<F7>                         690,800       13,919,620     1.30%
Molina Healthcare, Inc.(a)<F7>               422,300        8,678,265     0.81%
Sierra Health Services(a)<F7>                355,400       26,655,000     2.49%
                                                       --------------   -------
                                                           97,547,280     9.10%

INDUSTRIALS - 20.08%
The Brink's Co.                              495,600       19,462,212     1.82%
Greenbrier Cos., Inc.                        578,600       15,940,430     1.49%
Hexcel Corp.(a)<F7>                        1,350,700       21,368,074     1.99%
JB Hunt Transport Services, Inc.             873,400       16,952,694     1.58%
Landstar System, Inc.                        531,900       20,488,788     1.91%
McDermott International,
  Inc.(a)<F7>(b)<F8>                       1,066,700       38,753,211     3.62%
Old Dominion Freight Line(a)<F7>             562,800       19,917,492     1.86%
Toro Co.                                     481,500       17,579,565     1.64%
USG Corp.(a)<F7>                             486,400       28,755,968     2.68%
Yellow Roadway Corp.(a)<F7>                  351,600       15,980,220     1.49%
                                                       --------------   -------
                                                          215,198,654    20.08%

INFORMATION TECHNOLOGY - 1.59%
NCR Corp.(a)<F7>                             565,800       17,098,476     1.59%

MATERIALS - 27.57%
AK Steel Holding Corp.(a)<F7>              1,353,500        9,460,965     0.88%
Carpenter Technology                         335,000       20,200,500     1.89%
Chapparal Steel Co. (a)<F7>                  314,000        7,843,720     0.73%
Cleveland-Cliffs, Inc.                       377,100       30,748,734     2.87%
Commercial Metals Co.                        774,700       24,627,713     2.30%
Consol Energy, Inc.                          477,100       29,055,390     2.71%
Georgia Gulf Corp.                           393,300       11,445,030     1.07%
Ipsco, Inc.(b)<F8>                           409,700       29,035,439     2.71%
Lyondell Chemical Co.                        677,200       18,148,960     1.69%
Nova Chemicals Corp.(b)<F8>                  414,100       14,828,921     1.38%
Novamerican Steel, Inc.(a)<F7>(b)<F8>        344,350       13,281,580     1.24%
Nucor Corp.                                  374,200       22,395,870     2.09%
Oregon Steel Mills, Inc.(a)<F7>              965,300       24,508,967     2.29%
Terra Industries, Inc.(a)<F7>              2,205,600       13,476,216     1.26%
Texas Industries, Inc.                       314,000       15,574,400     1.45%
WR Grace & Co.(a)<F7>                      1,439,000       10,821,280     1.01%
                                                       --------------   -------
                                                          295,453,685    27.57%

UTILITIES - 1.70%
Reliant Energy, Inc.(a)<F7>                1,434,800       18,221,960     1.70%
                                                       --------------   -------
TOTAL COMMON STOCKS (Cost $902,734,964)                 1,036,743,082    96.73%

SHORT-TERM OBLIGATIONS - 4.70%            Principal
                                           Amount
                                          ---------
DISCOUNT NOTES - 3.50%
Federal Home Loan Bank Discount Note,
  2.6500%, due 11/01/2005                $37,499,000       37,499,000
                                                       --------------
TOTAL DISCOUNT NOTES (Cost $37,499,000)                    37,499,000     3.50%

VARIABLE RATE DEMAND NOTES#<F9> - 1.20%
American Family Financial Services, Inc.,
  3.6428%                                  8,815,180        8,815,180     0.82%
Wisconsin Corporate Central Credit Union,
  3.7300%                                  4,051,884        4,051,884     0.38%
                                                       --------------   -------
TOTAL VARIABLE RATE DEMAND NOTES
  (Cost $12,867,064)                                       12,867,064     1.20%
                                                       --------------   -------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $50,366,064)                                       50,366,064     4.70%
                                                       --------------   -------
TOTAL INVESTMENTS - 101.43%
  (Cost $953,101,028)                                   1,087,109,146   101.43%
                                                       --------------   -------
Other Liabilities and Assets, Net - (1.43%)               (15,329,994)   (1.43%)
NET ASSETS - 100%                                      $1,071,779,152   100.00%
                                                       --------------   -------
                                                       --------------   -------

 (a)<F7>   Non-income producing security
 (b)<F8>   Foreign issued security
   #<F9> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2005.

See notes to the financial statements.

                             HENNESSY FOCUS 30 FUND
                               (% of Net Assets)

          Consumer Discretionary                                15.52%
          Energy                                                11.88%
          Financials                                             3.49%
          Health Care                                            9.72%
          Industrials                                           37.25%
          Materials                                             12.74%
          Utilities                                              6.01%
          Short Term Obligations and Other                       3.39%

     TOP TEN HOLDINGS                                       % OF NET ASSETS
     ----------------                                       ---------------
     Express Scripts, Inc.                                       4.15%
     JLG Industries, Inc.                                        3.86%
     The Shaw Group Inc.                                         3.79%
     Skywest, Inc.                                               3.70%
     Lennox International, Inc.                                  3.56%
     CB Richard Ellis Group, Inc.                                3.49%
     The Goodyear Tire & Rubber Co.                              3.40%
     Flowserve Corp.                                             3.37%
     McDermott International, Inc.                               3.34%
     Commercial Metals Co.                                       3.28%

COMMON STOCKS - 96.61%                          Number                 % of Net
                                              of Shares      Value      Assets
                                              ---------      -----     --------
CONSUMER DISCRETIONARY - 15.52%
Building Material Holding Corp.                  45,500  $  3,867,955     3.09%
Office Depot, Inc. (a)<F10>                     142,500     3,923,025     3.13%
The Goodyear Tire & Rubber Co.(a)<F10>          272,100     4,255,644     3.40%
TRW Automotive Holdings Corp. (a)<F10>          148,400     4,014,220     3.20%
William Lyon Homes, Inc.(a)<F10>                 28,500     3,387,225     2.70%
                                                         ------------   -------
                                                           19,448,069    15.52%

ENERGY - 11.88%
Frontier Oil Corp.                               94,900     3,499,912     2.80%
Holly Corp.                                      65,900     3,795,840     3.03%
Oil States International, Inc.(a)<F10>          122,400     4,051,440     3.23%
Western Gas Resources, Inc.                      81,700     3,537,610     2.82%
                                                         ------------   -------
                                                           14,884,802    11.88%

FINANCIALS - 3.49%
CB Richard Ellis Group, Inc. (a)<F10>            89,700     4,381,845     3.49%

HEALTH CARE - 9.72%
Express Scripts, Inc. (a)<F10>                   69,000     5,203,290     4.15%
Humana, Inc. (a)<F10>                            85,600     3,799,784     3.03%
WellCare Health Plans, Inc. (a)<F10>            100,800     3,175,200     2.54%
                                                         ------------   -------
                                                           12,178,274     9.72%

INDUSTRIALS - 37.25%
Flowserve Corp. (a)<F10>                        120,500     4,217,500     3.37%
JLG Industries, Inc.                            126,100     4,837,196     3.86%
Jacobs Engineering Group, Inc. (a)<F10>          63,200     4,029,000     3.21%
Labor Ready, Inc. (a)<F10>                      163,700     3,822,395     3.05%
Lennox International, Inc.                      159,800     4,456,822     3.56%
McDermott International,
  Inc. (a)<F10>(b)<F11>                         115,200     4,185,216     3.34%
Quanta Services, Inc. (a)<F10>                  332,100     3,815,829     3.04%
The Shaw Group Inc. (a)<F10>                    177,100     4,746,280     3.79%
Skywest, Inc.                                   158,100     4,633,911     3.70%
USG Corp. (a)<F10>                               65,200     3,854,624     3.08%
Walter Industries, Inc.                          89,300     4,078,331     3.25%
                                                         ------------   -------
                                                           46,677,104    37.25%

MATERIALS - 12.74%
Allegheny Technologies, Inc.                    138,000     3,961,980     3.16%
Cleveland-Cliffs, Inc.                           48,700     3,970,998     3.17%
Commercial Metals Co.                           129,400     4,113,626     3.28%
Quanex Corp.                                     67,700     3,920,507     3.13%
                                                         ------------   -------
                                                           15,967,111    12.74%

UTILITIES - 6.01%
CMS Energy Corp. (a)<F10>                       260,100     3,878,091     3.10%
Sierra Pacific Resources(a)<F10>                281,900     3,650,605     2.91%
                                                         ------------   -------
                                                            7,528,696     6.01%
                                                         ------------   -------
TOTAL COMMON STOCKS (Cost $125,414,661)                   121,065,901    96.61%

SHORT-TERM OBLIGATIONS - 4.64%              Principal
                                             Amount
                                            ---------
DISCOUNT NOTES - 4.54%
Federal Home Loan Bank Discount Note,
  2.6500%, due 11/01/2005                    $5,696,000     5,696,000
                                                         ------------
TOTAL DISCOUNT NOTES (Cost $5,696,000)                      5,696,000     4.54%

VARIABLE RATE DEMAND NOTES#<F12> - 0.10%
American Family Financial Services, Inc.,
  3.6428%                                        61,892        61,892     0.05%
Wisconsin Corporate Central Credit Union,
  3.7300%                                        62,546        62,546     0.05%
                                                         ------------   -------
TOTAL VARIABLE RATE DEMAND NOTES
  (Cost $124,438)                                             124,438     0.10%
                                                         ------------   -------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $5,820,438)                                         5,820,438     4.64%
                                                         ------------   -------
TOTAL INVESTMENTS - 101.25%
  (Cost $131,235,099)                                     126,886,339   101.25%
                                                         ------------   -------
Other Liabilities and Assets, Net - (1.25%)                (1,571,503)   (1.25%)
NET ASSETS - 100%                                        $125,314,836   100.00%
                                                         ------------   -------
                                                         ------------   -------

(a)<F10>   Non-income producing security
(b)<F11>   Foreign issued security
  #<F12> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2005.

See notes to the financial statements.

                        HENNESSY CORNERSTONE VALUE FUND
                               (% of Net Assets)

          Consumer Discretionary                                 2.63%
          Consumer Staples                                      13.56%
          Energy                                                13.11%
          Financials                                            33.52%
          Health Care                                            7.11%
          Industrials                                            3.97%
          Materials                                             11.71%
          Telecommunication Services                            11.88%
          Short Term Obligations and Other                       2.51%

     TOP TEN HOLDINGS                                       % OF NET ASSETS
     ----------------                                       ---------------
     Marathon Oil Corp.                                          3.31%
     Cemex SA de CV - ADR                                        3.12%
     AON Corp.                                                   2.99%
     Kerr-McGee Corp.                                            2.94%
     Altria Group, Inc.                                          2.51%
     Total SA - ADR                                              2.38%
     Telefonos de Mexico SA de CV - ADR                          2.37%
     BP PLC - ADR                                                2.29%
     PNC Financial Services Group                                2.23%
     ChevronTexaco Corp.                                         2.18%

COMMON STOCKS - 97.43%                         Number                  % of Net
                                              of Shares      Value      Assets
                                              ---------      -----     --------
CONSUMER DISCRETIONARY - 2.62%
Ford Motor Co.                                  261,000  $  2,171,520     1.18%
General Motors Corp.                             96,800     2,652,320     1.44%
                                                         ------------   -------
                                                            4,823,840     2.62%

CONSUMER STAPLES - 13.56%
Albertson's, Inc.                               158,200     3,972,402     2.16%
Altria Group, Inc.                               61,500     4,615,575     2.51%
ConAgra Foods, Inc.                             134,600     3,132,142     1.71%
General Mills, Inc.                              77,000     3,716,020     2.02%
HJ Heinz Co.                                     97,800     3,471,900     1.89%
Kimberly-Clark Corp.                             57,600     3,273,984     1.78%
Sara Lee Corp.                                  153,100     2,732,835     1.49%
                                                         ------------   -------
                                                           24,914,858    13.56%

ENERGY - 13.10%
BP PLC - ADR(b)<F14>                             63,300     4,203,120     2.29%
ChevronTexaco Corp.                              70,400     4,017,728     2.18%
Kerr-McGee Corp.                                 63,500     5,400,040     2.94%
Marathon Oil Corp.                              101,000     6,076,160     3.31%
Total SA - ADR(b)<F14>                           34,700     4,372,894     2.38%
                                                         ------------   -------
                                                           24,069,942    13.10%

FINANCIALS - 33.50%
AON Corp.                                       162,500     5,500,625     2.99%
Bank of America Corp.                            81,600     3,569,184     1.94%
BB&T Corp.                                       87,600     3,708,984     2.02%
Citigroup, Inc.                                  79,700     3,648,666     1.99%
Fannie Mae                                       53,100     2,523,312     1.37%
HSBC Holdings PLC - ADR(b)<F14>                  44,200     3,481,192     1.89%
J.P. Morgan Chase & Co.                          96,500     3,533,830     1.92%
Lincoln National Corp.                           78,400     3,967,824     2.16%
Marsh & McLennan Companies, Inc.                118,600     3,457,190     1.88%
National City Corp.                             100,900     3,252,007     1.77%
PNC Financial Services Group                     67,500     4,097,925     2.23%
Regions Financial Corp.                         106,300     3,460,065     1.88%
US Bancorp                                      125,800     3,721,164     2.03%
Wachovia Corp.                                   68,600     3,465,672     1.89%
Washington Mutual, Inc.                          90,400     3,579,840     1.95%
Wells Fargo & Co.                                59,400     3,575,880     1.95%
XL Capital Ltd.(b)<F14>                          47,100     3,017,226     1.64%
                                                         ------------   -------
                                                           61,560,586    33.50%

HEALTH CARE - 7.10%
Bristol-Myers Squibb Co.                        153,700     3,253,829     1.77%
Eli Lilly & Co.                                  65,600     3,266,224     1.77%
Merck & Co., Inc.                               126,200     3,561,364     1.94%
Pfizer, Inc.                                    136,800     2,974,032     1.62%
                                                         ------------   -------
                                                           13,055,449     7.10%

INDUSTRIALS - 3.97%
Pitney Bowes, Inc.                               82,700     3,480,016     1.90%
RR Donnelley & Sons Co.                         108,800     3,810,176     2.07%
                                                         ------------   -------
                                                            7,290,192     3.97%

MATERIALS - 11.70%
Cemex SA de CV - ADR(b)<F14>                    110,100     5,732,907     3.12%
The Dow Chemical Co.                             76,300     3,499,118     1.90%
E.I. du Pont de Nemours & Co.                    78,800     3,285,172     1.79%
International Paper Co.                          91,000     2,655,380     1.44%
MeadWestvaco Corp.                              113,900     2,986,458     1.63%
PPG Industries, Inc.                             55,700     3,340,329     1.82%
                                                         ------------   -------
                                                           21,499,364    11.70%

TELECOMMUNICATION SERVICES - 11.88%
Alltel Corp.                                     63,000     3,897,180     2.12%
AT&T Corp.                                      196,600     3,888,748     2.12%
BellSouth Corp.                                 130,000     3,382,600     1.84%
SBC Communications, Inc.                        144,000     3,434,400     1.87%
Telefonica
  de Argentina SA(a)<F13>+<F16>^<F17>@<F18>      25,800           258     0.00%
Telefonos de Mexico SA de CV - ADR(b)<F14>      215,700     4,352,826     2.37%
Verizon Communications, Inc.                     91,100     2,870,561     1.56%
                                                         ------------   -------
                                                           21,826,573    11.88%
                                                         ------------   -------
TOTAL COMMON STOCKS (Cost $175,427,562)                   179,040,804    97.43%

SHORT-TERM OBLIGATIONS - 2.43%              Principal
                                              Amount
                                            ---------
DISCOUNT NOTES - 2.36%
Federal Home Loan Bank Discount Note,
  2.6500%, due 11/01/2005                    $4,343,000     4,343,000
                                                         ------------
TOTAL DISCOUNT NOTES (Cost $4,343,000)                      4,343,000     2.36%

VARIABLE RATE DEMAND NOTES#<F15> - 0.07%
American Family Financial Services, Inc.,
  3.6428%                                        63,115        63,115     0.03%
Wisconsin Corporate Central Credit Union,
  3.7300%                                        63,983        63,983     0.04%
                                                         ------------   -------
TOTAL VARIABLE RATE DEMAND NOTES
  (Cost $127,098)                                             127,098     0.07%
                                                         ------------   -------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $4,470,098)                                         4,470,098     2.43%
                                                         ------------   -------
TOTAL INVESTMENTS - 99.86%
  (Cost $179,897,660)                                     183,510,902    99.86%
                                                         ------------   -------
Other Assets and Liabilities, Net - 0.14%                     249,354     0.14%
NET ASSETS - 100%                                        $183,760,256   100.00%
                                                         ------------   -------
                                                         ------------   -------

(a)<F13>   Non-income producing security
(b)<F14>   Foreign issued security
  #<F15> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2005.
  +<F16>   All or a portion of this security is out on loan at October 31,
           2005.
  ^<F17>   Security is fair valued.
  @<F18>   Security is collateralized by $135,800 in cash.
ADR American Depository Receipts

See notes to the financial statements.

                           HENNESSY TOTAL RETURN FUND
                               (% of Net Assets)

          Consumer Discretionary                                 6.17%
          Consumer Staples                                      14.27%
          Energy                                                 2.76%
          Financials                                            15.61%
          Health Care                                           11.38%
          Industrials                                            2.88%
          Materials                                              7.34%
          Telecommunication Services                            15.31%
          Short Term Obligations and Other                      24.28%

     TOP TEN HOLDINGS                                       % OF NET ASSETS
     ----------------                                       ---------------
     Altria Group, Inc.                                          9.23%
     J.P. Morgan Chase & Co.                                     7.90%
     SBC Communications, Inc.                                    7.87%
     Citigroup, Inc.                                             7.71%
     E.I. du Pont de Nemours and Co.                             7.34%
     Merck & Co., Inc.                                           6.59%
     General Motors Corp.                                        6.17%
     Verizon Communications, Inc.                                5.40%
     The Coca-Cola Co.                                           5.04%
     Pfizer, Inc.                                                4.79%

COMMON STOCKS - 75.72%                          Number                 % of Net
                                              of Shares      Value      Assets
                                              ---------      -----     --------
CONSUMER DISCRETIONARY - 6.17%
General Motors Corp.                            195,350  $  5,352,590     6.17%

CONSUMER STAPLES - 14.27%
Altria Group, Inc.                              106,625     8,002,206     9.23%
The Coca-Cola Co.                               102,275     4,375,324     5.04%
                                                         ------------   -------
                                                           12,377,530    14.27%

ENERGY - 2.76%
Exxon Mobil Corp.                                42,600     2,391,564     2.76%

FINANCIALS - 15.61%
Citigroup, Inc.                                 146,125     6,689,602     7.71%
J.P. Morgan Chase & Co.                         187,025     6,848,856     7.90%
                                                         ------------   -------
                                                           13,538,458    15.61%

HEALTH CARE - 11.38%
Merck & Co., Inc.                               202,500     5,714,550     6.59%
Pfizer, Inc.                                    191,375     4,160,493     4.79%
                                                         ------------   -------
                                                            9,875,043    11.38%

INDUSTRIALS - 2.88%
General Electric Co.                             73,600     2,495,776     2.88%

MATERIALS - 7.34%
E. I. du Pont de Nemours and Co.                152,650     6,363,979     7.34%

TELECOMMUNICATION SERVICES - 15.31%
AT&T Corp.                                       89,375     1,767,837     2.04%
SBC Communications, Inc.                        286,300     6,828,255     7.87%
Verizon Communications, Inc.                    148,825     4,689,476     5.40%
                                                         ------------   -------
                                                           13,285,568    15.31%
                                                         ------------   -------
TOTAL COMMON STOCKS (Cost $72,012,941)                     65,680,508    75.72%

SHORT-TERM OBLIGATIONS - 58.31%             Principal
                                             Amount
                                            ---------
U.S. TREASURY BILLS*<F19> - 56.81%
3.0700%, 11/17/2005                         $19,500,000    19,472,007
3.1200%, 12/15/2005                          13,500,000    13,448,850
3.4300%, 01/19/2006                          16,500,000    16,365,014
                                                         ------------
TOTAL U.S. TREASURY BILLS (Cost $49,292,318)               49,285,871    56.81%

DISCOUNT NOTES - 1.42%
Federal Home Loan Bank Discount Note,
  2.6500%, due 11/01/2005                     1,234,000     1,234,000
                                                         ------------
TOTAL DISCOUNT NOTES (Cost $1,234,000)                      1,234,000     1.42%

VARIABLE RATE DEMAND NOTES#<F20> - 0.08%
American Family Financial Services, Inc.,
  3.6428%                                        34,736        34,736     0.04%
Wisconsin Corporate Central Credit Union,
  3.7300%                                        32,538        32,538     0.04%
                                                         ------------   -------
TOTAL VARIABLE RATE DEMAND NOTES
  (Cost $67,274)                                               67,274     0.08%
                                                         ------------   -------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $50,593,592)                                       50,587,145    58.31%
                                                         ------------   -------
TOTAL INVESTMENTS - 134.03%
  (Cost $122,606,533)                                     116,267,653   134.03%
                                                         ------------   -------
Other Liabilities and Assets, Net - (34.03%)              (29,521,724)  (34.03%)
NET ASSETS - 100%                                        $ 86,745,929   100.00%
                                                         ------------   -------
                                                         ------------   -------

 *<F19> Collateral or partial collateral for securities sold subject to repurchase.
 #<F20> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates changed periodically on specified dates. The rates listed are as of October 31, 2005.

See notes to the financial statements.

                             HENNESSY BALANCED FUND
                               (% of Net Assets)

          Consumer Discretionary                                 4.04%
          Consumer Staples                                       9.49%
          Financials                                             9.82%
          Health Care                                            7.69%
          Industrials                                            1.50%
          Materials                                              5.53%
          Telecommunication Services                             9.57%
          Short Term Obligations and Other                      52.36%

     TOP TEN HOLDINGS                                       % OF NET ASSETS
     ----------------                                       ---------------
     Altria Group, Inc.                                          5.83%
     J.P. Morgan Chase & Co.                                     4.95%
     SBC Communications, Inc.                                    4.92%
     Citigroup, Inc.                                             4.87%
     E.I. du Pont de Nemours and Co.                             4.81%
     Merck & Co., Inc.                                           4.35%
     General Motors Corp.                                        4.04%
     The Coca-Cola Co.                                           3.66%
     Verizon Communications, Inc.                                3.63%
     Pfizer, Inc.                                                3.34%

COMMON STOCKS - 47.64%                          Number                 % of Net
                                              of Shares      Value      Assets
                                              ---------      -----     --------
CONSUMER DISCRETIONARY - 4.04%
General Motors Corp.                             28,400   $   778,160     4.04%

CONSUMER STAPLES - 9.49%
Altria Group, Inc.                               14,975     1,123,874     5.83%
The Coca-Cola Co.                                16,475       704,801     3.66%
                                                          -----------   -------
                                                            1,828,675     9.49%

FINANCIALS - 9.82%
Citigroup, Inc.                                  20,500       938,490     4.87%
J.P. Morgan Chase & Co.                          26,050       953,951     4.95%
                                                          -----------   -------
                                                            1,892,441     9.82%

HEALTH CARE - 7.69%
Merck & Co., Inc.                                29,700       838,134     4.35%
Pfizer, Inc.                                     29,600       643,504     3.34%
                                                          -----------   -------
                                                            1,481,638     7.69%

INDUSTRIALS - 1.50%
General Electric Co.                              8,550       289,930     1.50%

MATERIALS - 5.53%
E.I. du Pont de Nemours & Co.                    22,225       926,560     4.81%
International Paper Co.                           4,750       138,605     0.72%
                                                          -----------   -------
                                                            1,065,165     5.53%

TELECOMMUNICATION SERVICES - 9.57%
AT&T Corp.                                        9,925       196,316     1.02%
SBC Communications, Inc.                         39,775       948,634     4.92%
Verizon Communications, Inc.                     22,175       698,734     3.63%
                                                          -----------   -------
                                                            1,843,684     9.57%
                                                          -----------   -------
TOTAL COMMON STOCKS (Cost $9,864,571)                       9,179,693    47.64%

SHORT-TERM OBLIGATIONS - 52.23%               Principal
                                               Amount
                                              ---------
U.S. TREASURY NOTES - 37.65%
1.8750%, 11/30/2005                          $  500,000       499,356
1.8750%, 1/31/2006                              151,000       150,263
1.6250%, 2/28/2006                              815,000       808,792
1.5000%, 3/31/2006                              830,000       821,376
2.2500%, 4/30/2006                              905,000       896,552
2.5000%, 5/31/2006                              810,000       802,280
7.0000%, 7/15/2006                              900,000       916,594
2.3750%, 8/15/2006                              710,000       699,517
2.3750%, 8/31/2006                              915,000       900,811
2.5000%, 9/30/2006                              770,000       757,488
                                                          -----------
TOTAL U.S. TREASURY NOTES (Cost $7,289,670)                 7,253,029    37.64%

DISCOUNT NOTES - 13.88%
Federal Home Loan Bank Discount Note,
  2.6500%, due 11/01/2005                     2,674,000     2,674,000
                                                          -----------
TOTAL DISCOUNT NOTES (Cost $2,674,000)                      2,674,000    13.88%

VARIABLE RATE DEMAND NOTES#<F21> - 0.70%
American Family Financial Services, Inc.,
  3.6248%                                        68,021        68,021     0.35%
Wisconsin Corporate Central Credit Union,
  3.7300%                                        67,626        67,626     0.35%
                                                          -----------   -------
TOTAL VARIABLE RATE DEMAND NOTES
  (Cost $135,647)                                             135,647     0.70%
                                                          -----------   -------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $10,099,317)                                       10,062,676    52.23%
                                                          -----------   -------
TOTAL INVESTMENTS - 99.87%
  (Cost $19,963,888)                                       19,242,369    99.87%
                                                          -----------   -------
Other Assets and Liabilities, Net - 0.13%                      24,817     0.13%
NET ASSETS - 100%                                         $19,267,186   100.00%
                                                          -----------   -------
                                                          -----------   -------

#<F21> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2005.

See notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES  October 31, 2005

                                                      HENNESSY          HENNESSY       HENNESSY         HENNESSY         HENNESSY
                                                    CORNERSTONE         FOCUS 30      CORNERSTONE     TOTAL RETURN       BALANCED
                                                    GROWTH FUND           FUND        VALUE FUND          FUND             FUND
                                                    -----------         --------      -----------     ------------       --------
ASSETS:
Investments, at value (cost $953,101,028,
  $131,235,099, $179,897,660, $122,606,533
  and $19,963,888, respectively)(1)<F22>           $1,087,109,146    $126,886,339    $183,510,902    $116,267,653      $19,242,369
Cash                                                          153              --         135,800              --               --
Dividends and interest receivable                         237,929          21,952         567,390         173,703           68,471
Receivable for fund shares sold                         2,683,770         777,542           9,859           1,600              940
Prepaid expenses and other assets                          91,292          19,623          37,099          14,030            8,953
                                                   --------------    ------------    ------------    ------------      -----------
   Total Assets                                     1,090,122,290     127,705,456     184,261,050     116,456,986       19,320,733
                                                   --------------    ------------    ------------    ------------      -----------

LIABILITIES:
Collateral for securities loaned                               --              --         135,800              --               --
Payable for fund shares redeemed                          661,925         114,608         126,110          65,655            2,425
Payable to Adviser                                        669,271          75,225         114,698          43,902            9,766
Payable to Administrator                                  443,690          47,685          76,185          35,048            8,099
Payable to Distributor                                         --              --              --          18,292            4,069
Payable for securities purchased                       16,333,298       2,113,909              --              --               --
Reverse repurchase agreement                                   --              --              --      29,370,000               --
Accrued expenses and other payables                       234,954          39,193          48,001         178,160           29,188
                                                   --------------    ------------    ------------    ------------      -----------
   Total Liabilities                                   18,343,138       2,390,620         500,794      29,711,057           53,547
                                                   --------------    ------------    ------------    ------------      -----------

NET ASSETS                                         $1,071,779,152    $125,314,836    $183,760,256    $ 86,745,929      $19,267,186
                                                   --------------    ------------    ------------    ------------      -----------
                                                   --------------    ------------    ------------    ------------      -----------

NET ASSETS CONSIST OF:
Capital stock                                       $ 872,071,940    $111,895,616    $318,260,620    $186,338,716      $22,812,234
Accumulated undistributed net investment income                --              --       3,960,488          99,680           35,039
Accumulated undistributed net realized
  gain (loss) on investments                           65,699,094      17,767,980    (142,074,094)    (93,353,587)      (2,858,568)
Unrealized net appreciation (depreciation)
  on investments                                      134,008,118      (4,348,760)      3,613,242      (6,338,880)        (721,519)
                                                   --------------    ------------    ------------    ------------      -----------
   Total Net Assets                                $1,071,779,152    $125,314,836    $183,760,256    $ 86,745,929      $19,267,186
                                                   --------------    ------------    ------------    ------------      -----------
                                                   --------------    ------------    ------------    ------------      -----------

Shares authorized ($.0001 par value)               25,000,000,000  25,000,000,000  25,000,000,000     100,000,000      100,000,000
Shares issued and outstanding                          54,994,307      10,266,945      14,185,018       8,203,651        1,823,746
Net asset value, offering price
  and redemption price per share                   $        19.49    $      12.21    $      12.95    $      10.57      $     10.56
                                                   --------------    ------------    ------------    ------------      -----------
                                                   --------------    ------------    ------------    ------------      -----------

(1)<F22> Market value of securities on loan $0, $0, $258, $0 and $0, respectively.

See notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS  Year ended October 31, 2005

                                                      HENNESSY          HENNESSY       HENNESSY         HENNESSY         HENNESSY
                                                    CORNERSTONE         FOCUS 30      CORNERSTONE     TOTAL RETURN       BALANCED
                                                    GROWTH FUND           FUND        VALUE FUND          FUND             FUND
                                                    -----------         --------      -----------     ------------       --------
INVESTMENT INCOME:
Dividend income(1)<F23>                            $  3,990,456       $   461,970     $ 6,517,744      $2,679,555        $395,291
Interest income                                         519,085            98,537          62,680       1,326,286         254,377
Securities lending income                               105,890                --           3,768              --              --
                                                   ------------       -----------     -----------      ----------        --------
   Total investment income                            4,615,431           560,507       6,584,192       4,005,841         649,668
                                                   ------------       -----------     -----------      ----------        --------

EXPENSES:
Investment advisory fees                              7,442,342           649,902       1,437,761         551,998         127,053
Administration, fund accounting,
  custody and transfer agent fees                     2,506,465           188,837         503,999         238,727          54,936
Distribution fees (See Note 5)                               --                --              --         230,000          52,939
Service fees (See Note 5)                             1,005,722            34,275         194,292              --              --
Federal and state registration fees                      44,375            21,535          29,398          18,250          19,747
Audit fees                                               47,658            23,747          23,749          32,487          22,766
Legal fees                                               17,172            18,127          19,728          20,533          20,891
Reports to shareholders                                 153,391             5,931          24,606          21,027           5,395
Directors'  fees and expenses                            13,231            13,415          15,930           9,902           9,050
Sub-transfer agent expenses                           1,068,100            40,301          73,086              --              --
Insurance expense                                        60,855             3,659          11,729           7,531           1,746
Interest expense (See Note 3 and Note 7)                 55,526               365           2,894         969,272              --
Other                                                     1,460             1,095             676           1,044           1,095
                                                   ------------       -----------     -----------      ----------        --------
   Total expenses                                    12,416,297         1,001,189       2,337,848       2,100,771         315,618
                                                   ------------       -----------     -----------      ----------        --------
NET INVESTMENT INCOME (LOSS)                       $ (7,800,866)      $  (440,682)    $ 4,246,344      $1,905,070        $334,050
                                                   ------------       -----------     -----------      ----------        --------

REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gain on investments                $ 77,310,944       $25,808,876     $ 6,603,021      $3,114,966        $317,416
   Change in unrealized
     appreciation (depreciation) on investments     124,490,118        (5,110,028)        146,030      (1,411,023)       (404,330)
                                                   ------------       -----------     -----------      ----------        --------
       Net gain (loss) on investments               201,801,062        20,698,848       6,749,051       1,703,943         (86,914)
                                                   ------------       -----------     -----------      ----------        --------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $194,000,196       $20,258,166     $10,995,395      $3,609,013        $247,136
                                                   ------------       -----------     -----------      ----------        --------
                                                   ------------       -----------     -----------      ----------        --------

(1)<F23> Net of foreign taxes withheld of $39,493, $0, $8,949, $0 and $0, respectively.

See notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              HENNESSY CORNERSTONE GROWTH FUND

                                                                      Year Ended        Period Ended      Year Ended
                                                                      October 31,       October 31,      September 30,
                                                                         2005           2004(1)<F24>         2004
                                                                      ----------        ------------     -------------
OPERATIONS:
Net investment income (loss)                                        $   (7,800,866)     $   (798,823)    $ (6,045,256)
Net realized gain (loss) on securities                                  77,310,944          (519,598)     260,819,119
Change in unrealized appreciation (depreciation) on securities         124,490,118        15,254,630     (178,544,729)
                                                                    --------------      ------------     ------------
Net increase (decrease) in net assets resulting from operations        194,000,196        13,936,209       76,229,134
                                                                    --------------      ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                      --                --               --
From net realized gains                                               (173,840,684)               --               --
                                                                    --------------      ------------     ------------
                                                                      (173,840,684)               --               --
                                                                    --------------      ------------     ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed                                        296,664,690         8,450,760      278,038,137
Proceeds from shares issued in connection
  with the Lindner Funds merger                                                                   --       15,352,072
Dividends reinvested                                                   168,579,703                --               --
Redemption fees retained                                                   153,093             4,497          171,968
Cost of shares redeemed                                               (282,771,265)      (19,434,245)    (255,741,417)
                                                                    --------------      ------------     ------------
Net increase (decrease) in net assets derived
  from capital share transactions                                      182,626,221       (10,978,988)      37,820,760
                                                                    --------------      ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                202,785,733         2,957,221      114,049,894

NET ASSETS:
Beginning of period                                                    868,993,419       866,036,198      751,986,304
                                                                    --------------      ------------     ------------
End of period                                                       $1,071,779,152      $868,993,419     $866,036,198
                                                                    --------------      ------------     ------------
                                                                    --------------      ------------     ------------

UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD                  $           --      $         --     $         --
                                                                    --------------      ------------     ------------

CHANGES IN SHARES OUTSTANDING:
Shares sold                                                             15,629,397           437,895       14,598,984
Shares issued in connection to the acquisition of Lindner Funds                 --                --          795,750
Shares issued to holders as reinvestment of dividends                    9,772,736                --               --
Shares redeemed                                                        (15,238,651)       (1,007,572)     (13,629,312)
                                                                    --------------      ------------     ------------
Net increase (decrease) in shares outstanding                           10,163,482          (569,677)       1,765,422
                                                                    --------------      ------------     ------------
                                                                    --------------      ------------     ------------

See notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                    HENNESSY FOCUS 30 FUND                    HENNESSY CORNERSTONE VALUE FUND

                                           Year Ended    Period Ended    Year Ended      Year Ended    Period Ended    Year Ended
                                          October 31,    October 31,   September 30,    October 31,    October 31,   September 30,
                                              2005       2004(1)<F24>       2004            2005       2004(1)<F24>       2004
                                          -----------    ------------  -------------    -----------    ------------  -------------
OPERATIONS:
Net investment income (loss)             $   (440,682)   $   (57,161)   $  (450,015)    $  4,246,344   $    280,943   $  3,216,832
Net realized gain (loss) on securities     25,808,876             --      1,712,086        6,603,021             --        976,738
Change in unrealized appreciation
  (depreciation) on securities             (5,110,028)      (625,572)     3,113,471          146,030      1,489,282      1,071,719
                                         ------------    -----------    -----------     ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations                20,258,166       (682,733)     4,375,542       10,995,395      1,770,225      5,265,289
                                         ------------    -----------    -----------     ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                         --             --             --       (3,734,561)            --       (421,282)
From net realized gains                            --             --             --               --             --             --
                                         ------------    -----------    -----------     ------------   ------------   ------------
                                                   --             --             --       (3,734,561)            --       (421,282)
                                         ------------    -----------    -----------     ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed            85,388,827        738,948     24,923,015        6,508,292        925,168      7,462,844

Proceeds from shares issued in connection
  with the Lindner Funds merger                    --             --             --               --             --    179,367,979
Dividends reinvested                               --             --             --        3,276,633             --        407,298
Redemption fees retained                       44,025             59         11,733            5,702             --          4,089
Cost of shares redeemed                   (30,735,864)      (790,514)   (11,503,642)     (28,936,915)    (1,535,375)   (17,914,176)
                                         ------------    -----------    -----------     ------------   ------------   ------------

Net increase (decrease) in
  net assets derived
  from capital share transactions          54,696,988        (51,507)    13,431,106      (19,146,288)      (610,207)   169,328,034
                                         ------------    -----------    -----------     ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS    74,955,154       (734,240)    17,806,648      (11,885,454)     1,160,018    174,172,041

NET ASSETS:
Beginning of period                        50,359,682     51,093,922     33,287,274      195,645,710    194,485,692     20,313,651
                                         ------------    -----------    -----------     ------------   ------------   ------------
End of period                            $125,314,836    $50,359,682    $51,093,922     $183,760,256   $195,645,710   $194,485,692
                                         ------------    -----------    -----------     ------------   ------------   ------------
                                         ------------    -----------    -----------     ------------   ------------   ------------

UNDISTRIBUTED NET INVESTMENT
  INCOME, END OF PERIOD                  $         --    $        --    $        --     $  3,960,488   $  3,448,705   $  3,167,762
                                         ------------    -----------    -----------     ------------   ------------   ------------

CHANGES IN SHARES OUTSTANDING:
Shares sold                                 7,324,736         84,638      2,846,070          496,714         74,555        624,832
Shares issued in connection to
  the acquisition of Lindner Funds                 --             --             --               --             --     14,615,807
Shares issued to holders as
  reinvestment of dividends                        --             --             --          251,468             --         34,871
Shares redeemed                            (2,868,066)       (91,797)    (1,340,339)      (2,240,984)      (124,102)    (1,480,254)
                                         ------------    -----------    -----------     ------------   ------------   ------------
Net increase (decrease)
  in shares outstanding                     4,456,670         (7,159)     1,505,731       (1,492,802)       (49,547)    13,795,256
                                         ------------    -----------    -----------     ------------   ------------   ------------
                                         ------------    -----------    -----------     ------------   ------------   ------------

(1)<F24> For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.

See notes to the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                   HENNESSY TOTAL RETURN FUND                     HENNESSY BALANCED FUND

                                            Year Ended    Period Ended    Year Ended     Year Ended    Period Ended    Year Ended
                                           October 31,    October 31,      June 30,     October 31,    October 31,      June 30,
                                               2005       2004(1)<F25>       2005           2005       2004(1)<F25>       2004
                                           -----------    ------------    ----------    -----------    ------------    ----------
OPERATIONS:
Net investment income (loss)                $ 1,905,070    $   587,197    $   600,144    $   334,050    $    85,156    $   197,328
Net realized gain (loss) on securities        3,114,966         13,282        272,805        317,416        (86,296)        32,241
Change in unrealized
  appreciation (depreciation) on securities  (1,411,023)    (2,158,098)    (3,087,326)      (404,330)      (441,020)       673,215
                                            -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations                   3,609,013     (1,557,619)    (2,214,377)       247,136       (442,160)       902,784
                                            -----------    -----------    -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                   (1,946,484)      (446,103)      (600,144)      (324,348)       (59,819)      (197,328)
From net realized gains                              --             --             --             --             --        (93,788)
Return of capital                                    --             --       (109,324)            --             --        (42,438)
                                            -----------    -----------    -----------    -----------    -----------    -----------
                                             (1,946,484)      (446,103)      (709,468)      (324,348)       (59,819)      (333,554)
                                            -----------    -----------    -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed               6,370,599        459,224      2,789,770      2,758,801        857,432      3,350,098
Proceeds from shares issued in
  connection with the Lindner Funds merger           --             --     96,447,508             --             --     10,051,535
Dividends reinvested                          1,814,414        415,778        657,552        313,753         57,564        323,188
Redemption fees retained                          2,986            482            514          1,345            239          5,244
Cost of shares redeemed                     (15,003,385)    (3,935,847)    (6,030,399)    (5,494,176)    (2,041,113)    (6,976,348)
Shares issued in connection to
  the acquisition of Lindner Funds                   --             --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
  derived from capital share transactions    (6,815,386)    (3,060,363)    93,864,945     (2,420,277)    (1,125,878)     6,753,717
                                            -----------    -----------    -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS      (5,152,857)    (5,064,085)    90,941,100     (2,497,489)    (1,627,857)     7,322,947

NET ASSETS:
Beginning of period                          91,898,786     96,962,871      6,021,771     21,764,675     23,392,532     16,069,585
                                            -----------    -----------    -----------    -----------    -----------    -----------
End of period                               $86,745,929    $91,898,786    $96,962,871    $19,267,186    $21,764,675    $23,392,532
                                            -----------    -----------    -----------    -----------    -----------    -----------
                                            -----------    -----------    -----------    -----------    -----------    -----------

UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS), END OF PERIOD              $    99,680    $   141,094    $        --    $    35,039    $    25,337    $        --
                                            -----------    -----------    -----------    -----------    -----------    -----------

CHANGES IN SHARES OUTSTANDING:
Shares sold                                     584,878         43,941        271,039        253,797         80,155        308,593
Shares issued in connection to
  the acquisition of Lindner Funds                   --             --      8,736,232             --             --        919,731
Shares issued to holders as
  reinvestment of dividends                     168,615         39,448         61,715         29,331          5,355         30,224
Shares redeemed                              (1,385,192)      (376,366)      (564,409)      (509,610)      (190,755)      (643,030)
                                            -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease)
  in shares outstanding                        (631,699)      (292,977)     8,504,577       (226,482)      (105,245)       615,518
                                            -----------    -----------    -----------    -----------    -----------    -----------
                                            -----------    -----------    -----------    -----------    -----------    -----------

(1)<F25> For the four months ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from June 30th.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS

HENNESSY CORNERSTONE GROWTH FUND

                                                    Year Ended        Period Ended              Year Ended September 30,
                                                    October 31,       October 31,        --------------------------------------
                                                       2005       2004(1)<F26>(2)<F27>   2004       2003       2002        2001
                                                    -----------   --------------------   ----       ----       ----        ----
PER SHARE DATA:
Net asset value, beginning of period                  $19.38             $19.08         $17.23     $13.55     $13.98      $19.48
                                                      ------             ------         ------     ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment gain (loss)(3)<F28>                  (0.14)             (0.02)         (0.13)     (0.07)     (0.07)      (0.09)
   Net realized and unrealized
     gains (losses) on securities                       4.13               0.32           1.98       4.23       0.67       (1.91)
                                                      ------             ------         ------     ------     ------      ------
       Total from investment operations                 3.99               0.30           1.85       4.16       0.60       (2.00)
                                                      ------             ------         ------     ------     ------      ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                   --                 --             --         --         --          --
   Dividends from net realized gains                   (3.88)                --             --      (0.48)     (1.03)      (3.50)
                                                      ------             ------         ------     ------     ------      ------
       Total distributions                             (3.88)                --             --      (0.48)     (1.03)      (3.50)
                                                      ------             ------         ------     ------     ------      ------
Redemption fees retained(4)<F29>                          --                 --             --         --         --          --
                                                      ------             ------         ------     ------     ------      ------
Net asset value, end of period                        $19.49             $19.38         $19.08     $17.23     $13.55      $13.98
                                                      ------             ------         ------     ------     ------      ------
                                                      ------             ------         ------     ------     ------      ------

TOTAL RETURN                                          23.17%              1.57%         10.74%     31.67%      4.47%     (10.95%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)                $1,071.8             $869.0         $866.0     $752.0     $342.4      $155.5
Ratio of expenses to average net assets                1.23%              1.25%          1.25%      1.27%      1.10%       1.11%
Ratio of net investment income
  to average net assets                               (0.78%)            (1.08%)        (0.68%)    (0.60%)    (0.73%)     (0.60%)
Portfolio turnover rate                               88.98%              0.00%        106.97%     74.80%     70.33%     103.33%

(1)<F26> For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.
(2)<F27> All ratios for the period have been annualized, except portfolio turnover and total return.
(3)<F28> Net investment loss per share is calculated using ending balances prior to consideration for adjustments for permanent book and tax differences.
(4)<F29>   Amount is less than $0.01.

See notes to the financial statements.


FINANCIAL HIGHLIGHTS

HENNESSY FOCUS 30 FUND

                                                                                 January 1, 2003              January 2, 2001*<F30>
                                Year Ended       Period Ended       Year Ended       through      Year Ended         through
                                October 31,      October 31,       September 30,  September 30,  December 31,      December 31,
                                   2005      2004(2)<F32>(3)<F33>      2004       2003(1)<F31>       2002              2001
                                -----------  --------------------  -------------  -------------  ------------      ------------
PER SHARE DATA:
Net asset value,
  beginning of period             $ 8.67            $ 8.78            $ 7.72         $ 6.63         $ 9.27            $10.00
                                  ------            ------            ------         ------         ------            ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment
     income (loss)                 (0.04)            (0.01)            (0.08)         (0.03)         (0.02)            (0.02)
   Net realized and
     unrealized gains (losses)
     on investments                 3.58             (0.10)             1.14           1.12          (2.62)            (0.71)
                                  ------            ------            ------         ------         ------            ------
       Total from
         investment operations      3.54             (0.11)             1.06           1.09          (2.64)            (0.73)
                                  ------            ------            ------         ------         ------            ------

LESS DISTRIBUTIONS:
   Dividends from net
     investment income                --                --                --             --             --                --
   Dividends from
     net realized gains               --                --                --             --             --                --
                                  ------            ------            ------         ------         ------            ------
       Total distributions            --                --                --             --             --                --
                                  ------            ------            ------         ------         ------            ------
Redemption fees
  retained(4)<F34>                    --                --                --             --             --                --
                                  ------            ------            ------         ------         ------            ------
Net asset value,
  end of period                   $12.21            $ 8.67            $ 8.78         $ 7.72         $ 6.63            $ 9.27
                                  ------            ------            ------         ------         ------            ------
                                  ------            ------            ------         ------         ------            ------

TOTAL RETURN                      40.83%            (1.25%)           13.73%         16.44%        (28.48%)           (7.30%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets,
  end of period (millions)        $125.3             $50.4             $51.1          $33.3          $28.5             $43.2

Ratio of net expenses
  to average net assets:
   Before expense reimbursement    1.35%             1.45%             1.41%          1.59%          1.54%             1.80%
   After expense reimbursement     1.35%(5)<F35>     1.45%(5)<F35>     1.41%(5)<F35>  1.49%(5)<F35>  1.50%             1.50%

Ratio of net investment loss
  to average net assets:
   Before expense reimbursement   (0.60%)           (1.33%)           (0.92%)        (0.67%)        (0.24%)           (0.62%)
   After expense reimbursement    (0.60%)           (1.33%)           (0.92%)        (0.57%)        (0.20%)           (0.32%)
Portfolio turnover rate          155.26%             0.00%           113.13%        356.77%        291.00%           210.00%

*<F30>     Commencement of operations.
(1)<F31> The financial highlights set forth herein include the historical financial highlights of the SYM Select Growth Fund. The assets of the SYM Select Growth Fund were acquired by the Hennessy Focus 30 Fund on September 17, 2003. At the time of the merger the Adviser also changed from SYM Financial Corporation to Hennessy Advisors, Inc. Effective September 30, 2003 the Fund changed it's fiscal year end to September from December.
(2)<F32> For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.
(3)<F33> All ratios for the period have been annualized, except portfolio turnover and total return.
(4)<F34>   Amount is less than $0.01.
(5)<F35> On September 17, 2003 the Hennessy Focus 30 Fund instituted an expense cap of 1.45% of the average daily net assets of the Focus 30 Fund until such contractual limitation is terminated by the Board of Directors of the Hennessy Mutual Funds, Inc.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS

HENNESSY CORNERSTONE VALUE FUND

                                             Year Ended       Period Ended                    Year Ended September 30,
                                            October 31,        October 31,           ------------------------------------------
                                                2005      2004(1)<F36>(2)<F37>       2004         2003        2002         2001
                                            -----------   --------------------       ----         ----        ----         ----
PER SHARE DATA:
Net asset value, beginning of period           $12.48            $12.37             $10.51       $ 8.95      $10.91       $10.29
                                               ------            ------             ------       ------      ------       ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                  0.30              0.02               0.31(3)      0.21        0.25         0.24
                                                                                          <F38>
   Net realized and unrealized
     gains (losses) on investments               0.41              0.09               1.76         1.55       (1.95)        0.52
                                               ------            ------             ------       ------      ------       ------
       Total from investment operations          0.71              0.11               2.07         1.76       (1.70)        0.76
                                               ------            ------             ------       ------      ------       ------

LESS DISTRIBUTIONS:
   Dividends from net investment income         (0.24)               --              (0.21)       (0.20)      (0.26)       (0.14)
   Dividends from net realized gains               --                --                 --           --          --           --
                                               ------            ------             ------       ------      ------       ------
       Total distributions                      (0.24)               --              (0.21)       (0.20)      (0.26)       (0.14)
                                               ------            ------             ------       ------      ------       ------
Redemption fees retained(4)<F39>                   --                --                 --           --          --           --
                                               ------            ------             ------       ------      ------       ------
Net asset value, end of period                 $12.95            $12.48             $12.37       $10.51      $ 8.95       $10.91
                                               ------            ------             ------       ------      ------       ------
                                               ------            ------             ------       ------      ------       ------

TOTAL RETURN                                    5.69%             0.89%             19.83%       19.88%     (16.05%)       7.38%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)           $183.8            $195.6             $194.5        $20.3       $15.8        $20.4
Ratio of net expenses
  to average net assets                         1.20%             1.18%              1.18%        1.51%       1.43%        1.74%
Ratio of net investment income
  to average net assets                         2.19%             1.70%              2.56%        2.10%       2.12%        2.12%
Portfolio turnover rate                        32.22%             0.00%              8.20%       57.29%      76.93%       78.01%

(1)<F36> For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.
(2)<F37> All ratios for the period have been annualized, except portfolio turnover and total return.
(3)<F38>   Calculated using average shares outstanding during period.
(4)<F39>   Amount is less than $0.01.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS

HENNESSY TOTAL RETURN FUND

                                             Year Ended       Period Ended                    Year Ended September 30,
                                            October 31,        October 31,           ------------------------------------------
                                                2005      2004(1)<F40>(2)<F41>       2004         2003        2002         2001
                                            -----------   --------------------       ----         ----        ----         ----
PER SHARE DATA:
Net asset value, beginning of period           $10.40            $10.62              $9.65        $9.78      $10.49        $8.62
                                               ------            ------             ------       ------      ------       ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                         0.23              0.07               0.17(3)      0.12        0.11         0.24
                                                                                          <F42>
   Net realized and unrealized
     gains (losses) on securities                0.17             (0.24)              0.92        (0.13)      (0.71)        1.87
                                               ------            ------             ------       ------      ------       ------
       Total from investment operations          0.40             (0.17)              1.09        (0.01)      (0.60)        2.11
                                               ------            ------             ------       ------      ------       ------

LESS DISTRIBUTIONS:
   Dividends from net investment income         (0.23)            (0.05)             (0.10)       (0.12)      (0.11)       (0.24)
   Dividends from realized capital gains           --                --                 --           --          --           --
   Return of capital                               --                --              (0.02)          --          --           --
                                               ------            ------             ------       ------      ------       ------
       Total distributions                      (0.23)            (0.05)             (0.12)       (0.12)      (0.11)       (0.24)
                                               ------            ------             ------       ------      ------       ------
Redemption fees retained(4)<F43>                   --                --                 --           --          --           --
                                               ------            ------             ------       ------      ------       ------
Net asset value, end of period                 $10.57            $10.40             $10.62        $9.65       $9.78       $10.49
                                               ------            ------             ------       ------      ------       ------
                                               ------            ------             ------       ------      ------       ------

TOTAL RETURN                                    3.83%            (1.61%)            11.36%       (0.04%)     (5.73%)      24.66%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)            $86.7             $91.9              $97.0         $6.0        $3.5         $3.1

Ratio of net expenses to average
  net assets, excluding interest expense:
   Before expense reimbursement                 1.23%             1.20%              1.27%        2.12%       4.35%        4.54%
   After expense reimbursement                  1.23%(5)          1.20%(5)           1.27%(5)     1.95%(6)    1.71%(6)     1.20%(6)
                                                    <F44>             <F44>              <F44>        <F45>       <F45>        <F45>
Ratio of net expenses to average
  net assets, including interest expense:
   Before expense reimbursement                 2.28%             1.78%              1.66%        2.50%       4.97%        6.06%
   After expense reimbursement                  2.28%             1.78%              1.66%        2.33%       2.33%        2.72%
Ratio of interest expense
  to average net assets                         1.05%             0.58%              0.39%        0.38%       0.62%        1.52%

Ratio of net investment income (loss)
  to average net assets:
   Before expense reimbursement                 2.07%             1.85%              1.55%        1.25%      (1.58%)      (1.06%)
   After expense reimbursement                  2.07%             1.85%              1.55%        1.42%       1.06%        2.28%
Portfolio turnover rate                        25.70%             0.30%              8.37%       17.60%      34.76%       48.80%

(1)<F40> For the four months ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from June 30th.
(2)<F41> All ratios for the period have been annualized, except portfolio turnover and total return.
(3)<F42>   Calculated using average shares outstanding during period.
(4)<F43>   Amount is less than $0.01.
(5)<F44> On February 27, 2004, the Hennessy Total Return Fund instituted an expense cap of 1.35% of the average daily net assets, excluding interest expense. The expense cap expired on June 30, 2005.
(6)<F45> The Hennessy Total Return Fund instituted an expense cap of 1.95% of the average daily net assets, excluding interest expense.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS

HENNESSY BALANCED FUND

                                             Year Ended       Period Ended                   Year Ended September 30,
                                            October 31,        October 31,           ------------------------------------------
                                                2005      2004(1)<F46>(2)<F47>       2004         2003        2002         2001
                                            -----------   --------------------       ----         ----        ----         ----
PER SHARE DATA:
Net asset value, beginning of period           $10.62            $10.85             $10.44       $10.62      $11.50       $10.37
                                               ------            ------             ------       ------      ------       ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                         0.18              0.04               0.11         0.14        0.15         0.27
   Net realized and unrealized
     gains (losses) on securities               (0.07)            (0.24)              0.50        (0.12)      (0.50)        1.25
                                               ------            ------             ------       ------      ------       ------
       Total from investment operations          0.11             (0.20)              0.61         0.02       (0.35)        1.52
                                               ------            ------             ------       ------      ------       ------

LESS DISTRIBUTIONS:
   Dividends from net investment income         (0.17)            (0.03)             (0.12)       (0.14)      (0.15)       (0.27)
   Dividends from realized capital gains           --                --              (0.06)       (0.06)      (0.38)       (0.12)
   Return of capital                               --                --              (0.02)          --          --           --
                                               ------            ------             ------       ------      ------       ------
       Total distributions                      (0.17)            (0.03)             (0.20)       (0.20)      (0.53)       (0.39)
                                               ------            ------             ------       ------      ------       ------
Redemption fees retained(3)<F48>                   --                --                 --           --          --           --
                                               ------            ------             ------       ------      ------       ------
Net asset value, end of period                 $10.56            $10.62             $10.85       $10.44      $10.62       $11.50
                                               ------            ------             ------       ------      ------       ------
                                               ------            ------             ------       ------      ------       ------

TOTAL RETURN                                    1.13%            (1.86%)             5.81%        0.24%      (3.12%)      14.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)            $19.3             $21.8              $23.4        $16.1       $15.3        $15.2
Ratio of net expenses
  to average net assets                         1.49%             1.41%              1.41%        1.50%       1.84%        1.87%
Ratio of net investment income
  to average net assets                         1.58%             1.12%              1.01%        1.40%       1.33%        2.39%
Portfolio turnover rate                        21.31%             8.55%             45.17%       21.79%      45.95%       46.91%

(1)<F46> For the four months ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from June 30th.
(2)<F47> All ratios for the period have been annualized, except portfolio turnover and total return.
(3)<F48>   Amount is less than $0.01.

See notes to the financial statements.

STATEMENT OF CASH FLOWS

HENNESSY TOTAL RETURN FUND  Year Ended October 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:

   Net increase in net assets from operations                    $   3,609,013
   Adjustments to reconcile net increase in net assets from
     operations to net cash provided by operating activities:
       Purchase of investment securities                          (561,231,582)
       Proceeds on sale of securities                              573,802,589
       Increase in other receivables, net                              137,819
       Increase in other assets                                            337
       Increase in accrued expenses and other payables                  23,057
       Net accretion of discount on securities                      (1,325,420)
       Net realized gain on investments                             (3,114,966)
       Unrealized appreciation on securities                         1,411,023
                                                                 -------------
           Net cash used by operating activities                 $  13,311,870
                                                                 -------------

CASH FLOWS FROM FINANCING ACTIVITIES:

   Decrease in reverse repurchase agreements                     $  (4,550,000)
   Proceeds on shares sold                                           6,370,599
   Payment on shares repurchased                                   (15,000,399)
   Cash dividends paid                                                (132,070)
                                                                 -------------
           Net cash provided by financing activities             $ (13,311,870)
                                                                 -------------
           Net increase (decrease) in cash                                  --

CASH AT BEGINNING OF PERIOD                                                 --
                                                                 -------------
CASH AT END OF PERIOD                                            $          --
                                                                 -------------
                                                                 -------------

CASH PAID FOR INTEREST                                           $     886,089
                                                                 -------------
                                                                 -------------

See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2005

1).  ORGANIZATION

The Hennessy Mutual Funds, Inc. was organized as a Maryland corporation on May 20, 1996 and consists of three separate series: Hennessy Cornerstone Growth Fund (the "Growth Fund"), and Hennessy Cornerstone Value Fund (the "Value Fund"), the Hennessy Focus 30 Fund (the "Focus 30 Fund"), formerly SYM Select Growth Fund. The Funds are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Growth Fund and Value Fund commenced operations on November 1, 1996. On September 17, 2003, the Focus 30 Fund acquired the assets, and assumed the liabilities, of the SYM Select Growth Fund, a former series of Advisors Series Trust. Hence, the Focus 30 Fund commenced operations on September 17, 2003.

     The Hennessy Funds, Inc. was organized as a Maryland corporation on January 11, 1996 and consists of two separate series: Hennessy Balanced Fund (the "Balanced Fund") and Hennessy Total Return Fund (the "Total Return Fund"). These two Funds together with the Growth Fund, Value Fund and Focus 30 Fund represent the Hennessy Funds (the "Funds"). The Balanced and Total Return Funds are open-end, non-diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Balanced Fund and Total Return Fund commenced operations on March 8, 1996 and July 29, 1998, respectively.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a). Investment Valuation - Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. When a price for an underlying security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, fair value pricing procedures have been adopted by the Board of Directors of the Funds. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are: size of holding, trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.

b). Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

          Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the year ended October 31, 2005, the Growth Fund had a $538,257 permanent book and tax basis difference relating to the Lindner acquisition which resulted in an increase in accumulated realized gain/loss and a decrease in paid in capital. In addition, the Growth Fund had a $7,800,866 permanent book and tax basis difference relating to the netting of the Fund's current year net operating loss against realized gains which resulted in an increase in accumulated net investment income and a decrease in accumulated realized gain/loss. The Focus 30 Fund had a $440,682 permanent book and tax basis difference relating to the Fund's net operating loss which resulted in an increase in accumulated net investment income and decrease in paid in capital. The Balanced Fund had a $297,003 permanent book and tax basis difference relating to the expiration of the Fund's prior year capital loss carry forward which resulted in an increase in accumulated realized gain/loss and a decrease in accumulated paid in capital.

c). Income and Expenses - Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners - Dividends from net investment income for the Growth, Focus 30 and Value Funds, if any, are declared and paid out annually, usually in November or December of each year. Dividends from net investment income for the Total Return and Balanced Funds are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December of each year, for all of the Funds.

e). Security Transactions - Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f). Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g). Share Valuation - The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund's net asset value per share. The Funds charge a 1.50% redemption fee on shares held less than three months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

h). Repurchase Agreements - Each Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

     Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient, in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

3).  REVERSE REPURCHASE AGREEMENTS

The Total Return Fund has entered into reverse repurchase agreements with UBS PaineWebber, Inc., under which the Total Return Fund sells securities and agrees to repurchase them later at a mutually agreed upon price. For the year ended October 31, 2005, the average daily balance and average interest rate in effect for reverse repurchase agreements was $32,474,849 and 2.967%, respectively. At October 31, 2005, the interest rate in effect for the outstanding reverse repurchase agreement, scheduled to mature on November 17, 2005 ($11,570,000), December 15, 2005 ($8,010,000) and January 19, 2006 ($9,790,000) were 3.75%,
3.95% and 4.15% and represented 25.22% of the Total Return Fund's total assets. For the period ended October 31, 2004, the average daily balance and average interest rate in effect for reverse repurchase agreements was $33,962,914 and 1.58%, respectively. At October 31, 2004, the interest rate in effect for the outstanding reverse repurchase agreement, scheduled to mature on November 26, 2004 ($10,680,000), December 30, 2004 ($9,000,000) and January 27,
2005($14,240,000) were 1.80%, 1.93% and 2.10% and represented 26.89% of the
Total Return Fund's total assets.

4).  INVESTMENT TRANSACTIONS

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) were as follows:

              Growth       Focus 30        Value      Total Return   Balanced
               Fund          Fund          Fund           Fund         Fund
              ------       --------        -----      ------------   --------
Purchases  $881,822,141  $159,958,761   $61,686,961   $17,626,291   $2,112,693
Sales      $917,417,106  $108,888,705   $83,307,760   $22,685,796   $3,257,612

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the "Manager") is the manager of the Funds. The Manager provides the Funds with investment management services under a Management Agreement. The Manager furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Manager is entitled to a monthly fee from each Fund. The fee is based upon the average daily net assets of the Funds at the annual rate of:

            Growth Fund                          0.74%
            Focus 30 Fund                        0.74%*<F49>
            Value Fund                           0.74%
            Total Return Fund                    0.60%
            Balanced Fund                        0.60%

      *<F49> On June 30, 2005, the Manager agreed to reduce the investment management fee for the Focus 30 Fund from 1.00% to 0.74% annually based on the average net assets of the fund.

     Each Fund is responsible for its own operating expenses. The Manager has agreed to reimburse the Total Return Fund to the extent necessary to ensure that the "Total Annual Fund Operating Expense, excluding Interest Expense" does not exceed 1.35%. This expense cap expired on June 30, 2005. The Manager has agreed to reimburse the Growth, Value and Balanced Funds to the extent necessary to ensure that the "Total Annual Operating Expense" does not exceed 1.50%, 1.25% and 1.50%, respectively. These expense caps expired on June 30, 2005. The Manager has also agreed to reimburse the Focus 30 Fund to the extent necessary to ensure that the "Total Annual Fund Operating Expense" does not exceed 1.45%. This expense cap will be in effect until such contractual limitation is terminated by the Board of Directors of Hennessy Mutual Funds, Inc.

     The Board of Directors has approved a Shareholder Servicing Plan which was instituted to compensate the Manager for the non-investment management services it provides the Growth, Focus 30 and Value Funds. The Plan provides for a monthly fee paid to the Manager at an annual rate of 0.10% of the average daily net assets of the Growth, Focus 30 and Value Funds.

     The Total Return and Balanced Funds have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of the Total Return and Balanced Fund shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. Fees paid to U.S. Bancorp Fund Services, LLC for the year ended October 31, 2005, were $2,506,465, $188,837, $503,999, $238,727 and
$54,936 for Growth, Focus 30, Value, Total Return and Balanced Funds, respectively.

     The SYM Select Growth Fund was the predecessor fund of the Focus 30 Fund. The financial highlights reported for periods before September 17, 2003, represent the activity of the SYM Select Growth Fund.

     Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliated company of U.S. Bank, N.A.

6).  SECURITIES LENDING

The Growth and Value Funds have entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to loan securities on behalf of the Funds to approved brokers against the receipt of cash collateral at least 102% of the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Fund and 40% to the custodian. The Growth Fund discontinued securities lending in February 2005. As of October 31, 2005, the Value Fund had on loan a security valued at $258 and collateral of $135,800. Once the Adviser disposes of the current security on loan, the Value Fund will discontinue securities lending.

7).  LINE OF CREDIT

The Growth, Focus 30, and Value Funds have $20,000,000, $500,000 and $500,000 lines of credit, respectively, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with its custodian bank, U.S. Bank, N.A. During the year ended October 31, 2005, the Growth Fund had an outstanding average daily balance and a weighed average interest rate of $744,910 and 5.85%, respectively. The maximum amount outstanding for the Growth Fund during the period was $20,000,000. During the year ended October 31, 2005, the Focus 30 Fund had an outstanding average daily balance and a weighed average interest rate of $6,849 and 5.85%, respectively. The maximum amount outstanding for the Focus 30 Fund during the period was $500,000. During the year ended October 31, 2005, the Value Fund had an outstanding average daily balance and a weighed average interest rate of $39,392 and 5.85%, respectively. The maximum amount outstanding for the Value Fund during the period was $500,000.

8).  FEDERAL TAX INFORMATION

The following balances for the Funds are as of October 31, 2005:

                                         Hennessy          Hennessy           Hennessy           Hennessy           Hennessy
                                          Growth           Focus 30             Value          Total Return         Balanced
                                           Fund              Fund               Fund               Fund               Fund
                                         --------          --------           --------         ------------         --------
Cost of investments (a)<F50>           $953,101,028       $131,235,099     $ 179,934,285       $122,618,797       $20,003,524
                                       ------------       ------------     -------------       ------------       -----------
Gross unrealized appreciation           237,873,726          4,055,339        18,578,181          2,886,658           627,265
Gross unrealized depreciation          (103,865,608)        (8,404,099)      (15,001,564)        (9,237,802)       (1,388,420)
                                       ------------       ------------     -------------       ------------       -----------
Net unrealized
  appreciation (depreciation)          $134,008,118       $ (4,348,760)    $   3,576,617       $ (6,351,144)      $  (761,155)
                                       ------------       ------------     -------------       ------------       -----------
                                       ------------       ------------     -------------       ------------       -----------
Undistributed ordinary income          $         --       $         --     $   3,960,488       $     99,680       $    35,039
Undistributed long-term
  capital gain                           68,227,473         17,767,980                --                 --                --
                                       ------------       ------------     -------------       ------------       -----------
Total distributable earnings           $ 68,227,473       $ 17,767,980     $   3,960,488       $     99,680       $    35,039
                                       ------------       ------------     -------------       ------------       -----------
                                       ------------       ------------     -------------       ------------       -----------
Accumulated realized losses            $ (2,528,379)      $         --     $(142,037,469)      $(93,341,323)      $(2,818,932)
                                       ------------       ------------     -------------       ------------       -----------
Total accumulated realized
  and unrealized gains (losses)        $199,707,212       $ 13,419,220     $(134,500,364)      $(99,592,787)      $(3,545,048)
                                       ------------       ------------     -------------       ------------       -----------
                                       ------------       ------------     -------------       ------------       -----------

(a)<F50> Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments.

     At October 31, 2005, the Growth Fund had tax basis capital losses of $2,528,379, a portion of which are from the Lindner merger, which is limited by IRS regulations to offset future capital gains. Of such losses, $1,129,176 expire October 31, 2008, $1,216,644 expire October 31, 2009, and $182,559 expire October 31, 2010. Additionally, the Growth Fund had no post-October loss deferrals as of October 31, 2005.

     At October 31, 2005, the Focus 30 Fund had no tax basis capital losses which may be carried over to offset future capital gains. Additionally, the Focus 30 Fund had no post-October loss deferrals as of October 31, 2005.

     At October 31, 2005, the Value Fund had tax basis capital losses of $142,037,469, a portion of which are from the Lindner merger, which is limited by IRS regulations to offset future capital gains. Of such losses, $44,953,812 expire October 31 2006, $57,383,495 expire October 31, 2007, $11,505,303 expire
October 31, 2008, $27,482,264 expire October 31, 2010 and $712,595 expire
October 31, 2011. Additionally, the Value Fund had no post-October loss deferrals as of October 31, 2005.

     At October 31, 2005, the Total Return Fund had tax basis capital losses of $93,341,323, which may be carried over to offset future capital gains. Of such losses, $58,682,745 expire on October 31, 2008 and $34,658,578 expire October 31, 2009. Additionally, the Total Return Fund had no post-October loss deferrals as of October 31, 2005.

     At October 31, 2005, the Balanced Fund had tax basis capital losses of $2,818,932, a portion of which are from the Lindner merger, which is limited by IRS regulations to offset future capital gains. Of such losses, $610,892 expire on October 31, 2007, $1,023,300 expire October 31, 2008, $447,964 expire October 31, 2009, $447,964 expire October 31, 2010 and $288,812 expire October 31, 2012.
Additionally, the Balanced Fund had no post-October loss deferrals as of October 31, 2005.

     The tax character of distributions paid during 2005 and 2004 for the Funds were as follows:

                                                                GROWTH FUND

                                        Year Ended              Period Ended              Year Ended
                                     October 31, 2005     October 31, 2004(1)<F51>    September 30, 2004
                                     ----------------     ------------------------    ------------------
     Distributions paid from:
     Ordinary income                   $         --                 $--                      $--
     Long-term capital gain             173,840,684                  --                       --
                                       ------------               --------                 --------
                                       $173,840,684                 $--                      $--
                                       ------------               --------                 --------
                                       ------------               --------                 --------

                                                               FOCUS 30 FUND

                                        Year Ended              Period Ended              Year Ended
                                     October 31, 2005     October 31, 2004(1)<F51>    September 30, 2004
                                     ----------------     ------------------------    ------------------
     Distributions paid from:
     Ordinary income                       $--                      $--                      $--
     Long-term capital gain                 --                       --                       --
                                       ------------               --------                 --------
                                           $--                      $--                      $--
                                       ------------               --------                 --------
                                       ------------               --------                 --------

                                                                 VALUE FUND

                                        Year Ended              Period Ended              Year Ended
                                     October 31, 2005     October 31, 2004(1)<F51>    September 30, 2004
                                     ----------------     ------------------------    ------------------
     Distributions paid from:
     Ordinary income                     $3,734,561                 $--                    $421,282
     Long-term capital gain                 --                       --                       --
                                       ------------               --------                 --------
                                         $3,734,561                 $--                    $421,282
                                       ------------               --------                 --------
                                       ------------               --------                 --------

                                                             TOTAL RETURN FUND

                                        Year Ended              Period Ended              Year Ended
                                     October 31, 2005     October 31, 2004(2)<F52>      June 30, 2004
                                     ----------------     ------------------------    ------------------
     Distributions paid from:
     Ordinary income                     $1,946,484               $446,103                 $600,144
     Long-term capital gain                 --                       --                       --
     Return of capital                      --                       --                     109,324
                                       ------------               --------                 --------
                                         $1,946,484               $446,103                 $709,468
                                       ------------               --------                 --------
                                       ------------               --------                 --------

                                                               BALANCED FUND

                                        Year Ended              Period Ended              Year Ended
                                     October 31, 2005     October 31, 2004(2)<F52>      June 30, 2004
                                     ----------------     ------------------------    ------------------
     Distributions paid from:
     Ordinary income                       $324,348               $59,819                  $197,328
     Long-term capital gain                   --                     --                      93,788
     Return of capital                        --                     --                      42,438
                                       ------------              --------                  --------
                                           $324,348               $59,819                  $333,554
                                       ------------              --------                  --------
                                       ------------              --------                  --------

(1)<F51> For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.
(2)<F52> For the four months ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from June 30th.

9).  FEDERAL TAX DISTRIBUTION INFORMATION

The Value, Total Return and Balanced Funds designate 100% of the dividends declared from net investment income during the year ended October 31, 2005, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

     For the year ended October 31, 2005, 100% of the ordinary distributions paid by the Value, Total Return and Balanced Funds qualify for the dividends received deduction available to corporate shareholders.

10).  MATTERS SUBMITTED TO A SHAREHOLDER VOTE (UNAUDITED) -

A special meeting of shareholders of the Funds was held on September 9, 2005, to approve a new investment advisory agreement with Hennessy Advisors, Inc. and was approved by such Fund's voting shares:

             Fund                          For          Against        Abstain
             ----                          ---          -------        -------
Hennessy Cornerstone Growth Fund        47,796,710      472,785        538,450
Hennessy Cornerstone Value Fund          8,866,766      294,074        217,299
Hennessy Focus 30 Fund                   6,169,359      113,370         33,897
Hennessy Total Return Fund               4,976,605      144,093        104,250
Hennessy Balanced Fund                   1,317,554       11,278         11,034

11).  SUBSEQUENT EVENTS

On November 17, 2005, long-term capital gain distributions of $0.39919 and $1.61196 were declared for the Growth Fund and Focus 30 Fund, respectively and a short-term capital gain of $0.83227 was declared for the Growth Fund. The distributions were paid on November 17, 2005 to shareholders of record November 16, 2005.

     On December 14, 2005, the Total Return Fund received a securities litigation settlement in the amount of $1,180,693 from the Physicians Corporation of America. The settlement had approximately a $0.14 per share effect on the Fund's NAV.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
The Hennessy Mutual Funds, Inc. and The Hennessy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Hennessy Mutual Funds, Inc. (comprising, respectively, the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Value Fund, and the Hennessy Focus 30
Fund) and The Hennessy Funds, Inc. (comprising, respectively, the Hennessy Balanced Fund and the Hennessy Total Return Fund), collectively referred to as the "Funds", including the schedules of investments, as of October 31, 2005, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for the year ended October 31, 2005, one-month period ended October 31, 2004, and year ended September 30, 2004, and the financial highlights for each of the periods presented (year ended October 31, 2005, one-month period ended October 31, 2004, year ended September 30, 2004 and the nine-month period ended September 30, 2003 for the Hennessy Focus 30
Fund). These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Hennessy Focus 30 Fund for the year ended December 31, 2002, and period January 2, 2001 through December 31, 2001, were audited by other auditors whose report thereon dated January 25, 2003, expressed an unqualified opinion on these statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Value, the Hennessy Focus 30 Fund, the Hennessy Balanced Fund, and the Hennessy Total Return Fund as of October 31, 2005, the results of their operations and cash flows for the year then ended, the changes in their net assets for the year ended October 31, 2005, one-month period ended October 31, 2004, and year ended September 30, 2004, and the financial highlights for each of the periods presented (year ended October 31, 2005, one-month period ended October 31, 2004, year ended September 30, 2004 and the nine-month period ended September 30, 2003 for the Hennessy Focus 30
Fund), in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Chicago, Illinois
December 16, 2005

TRUSTEES AND OFFICERS OF THE FUNDS

                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                    IN THE FUND       OTHER
                            POSITION(S)    TERM OF OFFICE                                           COMPLEX           DIRECTORSHIPS
                            HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)              OVERSEEN BY       HELD BY
NAME, AGE AND ADDRESS       THE COMPANIES  TIME SERVED         DURING PAST 5 YEARS                  DIRECTOR(1)<F53>  DIRECTOR
---------------------       -------------  --------------      -----------------------              ----------------  -------------

"DISINTERESTED PERSONS"

J. Dennis DeSousa           Independent    Indefinite, until   Currently a real                           6           None.
Age:  68                    Director       successor elected   estate investor.
Address:
c/o Hennessy Advisors, Inc.                Served since
7250 Redwood Blvd.                         January 1996
Suite 200
Novato, CA  94945

Robert T. Doyle             Independent    Indefinite, until   Currently the Sheriff of Marin             6           None.
Age:  57                    Director       successor elected   County, California (since 1996)
Address:                                                       and has been employed in the Marin
c/o Hennessy Advisors, Inc.                Served since        County Sheriff's Office in various
7250 Redwood Blvd.                         January 1996        capacities since 1969.
Suite 200
Novato, CA  94945

Gerald P. Richardson        Independent    Indefinite, until   Chief Executive Officer and owner          6           None.
Age:  58                    Director       successor elected   of ORBIS Payment Services since
Address:                                                       January 2001.  In 2000, Mr.
c/o Hennessy Advisors, Inc.                Served since        Richardson was an independent
7250 Redwood Blvd.                         May 2004            consultant.
Suite 200
Novato, CA  94945

"INTERESTED PERSONS"

Neil J. Hennessy(2)<F54>    Director       Indefinite, until   President, Chairman, CEO and               6           Director of
Age:  49                    and President  successor elected   Portfolio Manager of Hennessy                          Hennessy
Address:                                                       Advisors, Inc., the Funds'                             Advisors,
c/o Hennessy Advisors, Inc.                Served since        investment adviser, since 1989;                        Inc.
7250 Redwood Blvd.                         January 1996        President of The Hennessy
Suite 200                                                      Mutual Funds, Inc., The Hennessy
Novato, CA  94945                                              Funds, Inc. since 1996 and Hennessy
                                                               Funds Trust since 2005.

Frank Ingarra, Jr.(2)<F54>  Assistant      1 year term         Assistant Portfolio Manager for       Not applicable.  Not
Age:  33                    Portfolio                          Hennessy Advisors, Inc., the Funds'                    applicable.
Address:                    Manager and    3 years             investment adviser, from March 2002
c/o Hennessy Advisors, Inc. Vice President                     to the present; from August 2000
7250 Redwood Blvd.                                             through March 2002, Mr. Ingarra
Suite 200                                                      was the head trader for Hennessy
Novato, CA  94945                                              Advisors, Inc.; from August 2002 to
                                                               the present, Mr. Ingarra has been
                                                               a Vice President of The Hennessy
                                                               Mutual Funds, Inc. and The Hennessy
                                                               Funds, Inc.; and from July 1999 through
                                                               August 2000, Mr. Ingarra was the Vice
                                                               President and head trader for
                                                               O'Shaughnessy Capital Management.

Harry F. Thomas(2)<F54>     Chief          1 year term         Chief Compliance Officer for          Not applicable.  Not
Age:  58                    Compliance                         Hennessy Advisors, Inc., the Funds'                    applicable.
Address:                    Officer        1 year              investment adviser, since 2004;
c/o Hennessy Advisors, Inc.                                    retired business executive from 2001
7250 Redwood Blvd.                                             through 2004; director of The Hennessy
Suite 200                                                      Mutual Funds, Inc. and The Hennessy
Novato, CA  94945                                              Funds, Inc. from 2000 to May 2004;
                                                               and Managing Director of Emplifi, Inc.,
                                                               a consulting firm, from 1999
                                                               through 2001.

Teresa M. Nilsen(2)<F54>    Executive      1 year term         Currently Executive Vice President,   Not applicable.  Director of
Age:  39                    Vice                               Chief Financial Officer and                            Hennessy
Address:                    President      9 years             Secretary of Hennessy Advisors,                        Advisors,
c/o Hennessy Advisors, Inc. and                                Inc., the Funds'  investment                           Inc.
7250 Redwood Blvd.          Treasurer                          adviser; Ms. Nilsen has been the
Suite 200                                                      corporate secretary and a financial
Novato, CA  94945                                              officer of Hennessy Advisors, Inc.
                                                               since 1989; Ms. Nilsen has been an
                                                               officer of The Hennessy Mutual Funds,
                                                               Inc. and The Hennessy Funds, Inc.
                                                               since 1996, and is currently Executive
                                                               Vice President and Treasurer.

Daniel B. Steadman(2)<F54>  Executive      1 year term         Executive Vice President of           Not applicable.  Director of
Age:  49                    Vice                               Hennessy Advisors, Inc., the Funds'                    Hennessy
Address:                    President      6 years             investment adviser, from 2000 to                       Advisors,
c/o Hennessy Advisors, Inc. and                                the present; Vice President of                         Inc.
7250 Redwood Blvd.          Secretary                          Westamerica Bank from 1995 through
Suite 200                                                      2000; Mr. Steadman has been Executive
Novato, CA  94945                                              Vice President and Secretary of
                                                               The Hennessy Mutual Funds, Inc. and
                                                               The Hennessy Funds, Inc. since 2000.

Tania A. Kelley             Vice President 1 year term         Has been employed by Hennessy         Not applicable.  None.
Age:  40                    of Marketing                       Advisors, Inc., the Funds'
Address:                                   3 years             Investment adviser, since October
c/o Hennessy Advisors, Inc.                                    2003; Director of Sales and Marketing
7250 Redwood Blvd.                                             for Comcast from 2002 through 2003;
Suite 200                                                      from 1999 to 2002, Ms. Kelley was
Novato, CA  94945                                              Director of Sales and
                                                               Marketing for AT&T.

Ana Miner                   Vice President 1 year term         Has been employed by Hennessy         Not applicable.  None.
Age:  47                    of Operations                      Advisors, Inc., the Funds'
Address:                                   7 years             investment adviser, since 1998;
c/o Hennessy Advisors, Inc.                                    from 1990 through 1998, Ms. Miner
7250 Redwood Blvd.                                             was employed as an institutional
Suite 200                                                      sales assistant by Merrill Lynch
Novato, CA  94945                                              Capital Markets.

Brian Peery                 Vice President 1 year term         Has been employed by Hennessy         Not applicable.  None.
Age:  36                    of Sales                           Advisors, Inc., the Funds'
Address:                                   4 years             investment adviser, since June
c/o Hennessy Advisors, Inc.                                    2002; Vice President of Institutional
7250 Redwood Blvd.                                             Sales and Senior Analyst with Brad
Suite 200                                                      Peery Inc. from June 2000 to June
Novato, CA  94945                                              2002; from 1996 to 2002, Mr. Peery
                                                               worked for Haywood Securities where
                                                               he was a Vice President.

(1)<F53>   There are six portfolios in the fund complex overseen by the
           Directors: (a) the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund, series of The Hennessy Mutual Funds, Inc.; (b) the Hennessy Total Return Fund and Hennessy Balanced Fund, series of The Hennessy Funds, Inc.; and (c) the Hennessy Cornerstone Growth Fund, Series II, a series of Hennessy Funds Trust (collectively, the "Hennessy Funds").
(2)<F54> All officers of the companies and employees of the Manager are interested persons (as defined in the 1940 Act) of the Trust.

EXPENSE EXAMPLE - October 31, 2005 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The first set of lines of the table below provide information about actual account values and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.50% of the net amount of the redemption if you redeem your shares less than three months after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second set of lines within the table below provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             Beginning       Ending           Expenses Paid
                              Account        Account      During Period(1)<F55>
                           Value 5/1/05  Value 10/31/05     5/1/05 - 10/31/05
                           ------------  --------------   ---------------------
ACTUAL
Growth Fund                  $1,000.00      $1,139.10            $ 6.63
Focus 30 Fund                $1,000.00      $1,201.80            $ 7.27
Value Fund                   $1,000.00      $1,034.30            $ 6.26
Total Return Fund            $1,000.00      $ 989.40             $12.44
Balanced Fund                $1,000.00      $ 990.20             $ 7.78

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Growth Fund                  $1,000.00      $1,019.00            $ 6.26
Focus 30 Fund                $1,000.00      $1,018.60            $ 6.67
Value Fund                   $1,000.00      $1,019.06            $ 6.21
Total Return Fund            $1,000.00      $1,018.90            $12.58
Balanced Fund                $1,000.00      $1,017.39            $ 7.88

(1)<F55> Expenses are equal to the Growth Fund's expense ratio of 1.23%, the Focus 30 Fund's expense ratio of 1.31%, the Value Fund's expense ratio of 1.22%, the Total Return Fund's expense ratio of 2.48%, and the Balanced Fund's expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect one-half year period).

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICY AND PROXY VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge:
(1) by calling 1-800-966-4354; (2) on the Hennessy Funds website at www.hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov. Hennessy Funds' proxy voting record is available on the SEC's website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY FILINGS ON FORM N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds'
Form N-Q will be available on the SEC's website at www.sec.gov. The Funds'
Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' N-Q will also be available upon request by calling 1-800-966-4354.

                           FOR INFORMATION, QUESTIONS
                           OR ASSISTANCE, PLEASE CALL
                               THE HENNESSY FUNDS

                        1-800-966-4354 OR 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR, TRANSFER
AGENT, DIVIDEND PAYING
AGENT & SHAREHOLDER
SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

DIRECTORS
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

                             (HENNESSY FUNDS LOGO)
                          FORMULAS FOR SMART INVESTING

                             WWW.HENNESSYFUNDS.COM

    This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                 FYE  10/31/2005       FYE  10/31/2004
                                 ---------------       ---------------
          Audit Fees                  $47,000              $36,800
          Audit-Related Fees
          Tax Fees                     10,875                4,500
          All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.


Non-Audit Related Fees                FYE  10/31/2005       FYE  10/31/2004
----------------------                ---------------       ---------------
Registrant
Registrant's Investment Adviser

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Hennessy Mutual Funds, Inc.
                   -------------------------------

     By (Signature and Title)* /s/Neil J. Hennessy
                               ---------------------------
                               Neil J. Hennessy, President

     Date  January 9, 2006
           ---------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)* /s/Neil J. Hennessy
                               ---------------------------
                               Neil J. Hennessy, President

     Date  January 9, 2006
           ---------------

     By (Signature and Title)* /s/Teresa M. Nilsen
                               ---------------------------
                               Teresa M. Nilsen, Treasurer
     Date  January 9, 2006
           ---------------